Exhibit 10.1

COLLABORATION AND LICENSE AGREEMENT

This Agreement is entered into as of January 7, 2007 by and between:

SEATTLE GENETICS, INC., a Delaware corporation, having its principal place of business at 21823 30th Drive S.E., Bothell, Washington 98021

(hereinafter referred to as “SGI”)

and:

AGENSYS, INC., a California corporation, having its principal place of business at 1545 17th Street, Santa Monica, CA 90404

(hereinafter referred to as “Agensys”).

WITNESSETH

WHEREAS, SGI owns or controls intellectual property rights relating to technology useful for linking proprietary cytotoxins to other molecules such as antibodies capable of directing such cytotoxins to specific tissues and/or cells;

WHEREAS, Agensys is currently conducting research and development programs to discover antigens that may have activity in certain disease-related pathways, and to develop antibodies that bind to those antigens;

WHEREAS, the Parties have created and conducted initial characterization work regarding ADCs (as defined below) to [***] pursuant to the terms and subject to the conditions of the Initial Agreement (as defined below);

WHEREAS, Agensys wishes to obtain, and SGI wishes to grant, options to exclusive research licenses under SGI’s patent rights and know-how related to SGI’s proprietary cytotoxin and linker technology to up to [***] (as defined below) for use in conjunction with Agensys’ antibodies and options to exclusive commercial licenses to three (3) of such Designated Antigens; and

WHEREAS, the Parties desire to establish a collaboration to utilize SGI’s proprietary cytotoxin and linker technology for use in conjunction with certain of the Agensys’ antibodies and to develop and commercialize such antibodies for diagnostic, prophylactic and therapeutic uses.

CONFIDENTIAL

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth herein, the Parties hereto, intending to be legally bound, agree as follows:

Article 1

DEFINITIONS AND INTERPRETATION

Section 1.1 Definitions: For the purposes of this Agreement the following words and phrases shall have the following meanings:

“AAA” has the meaning set forth in Section 23.3.4.

“[***]” [***].

“ADC” or “Antibody-Drug Conjugate” means an antibody that is linked to a cytotoxin or cytostatic agent (generally, “cytotoxins”) and that contains, uses or is made using SGI Technology.

“ADC Product Candidate” means each ADC comprising an Antibody targeted to a Designated Antigen to which Agensys has a Research License under Section 10.1.1 and which has not yet been designated as a Collaboration Product or Unilateral Product hereunder.

“ADC Research Program” means the research conducted pursuant to Article 3.

“ADC Research Program Term” means the term of the ADC Research Program set forth in Section 3.2.

“Adverse Event” means any unfavorable and unintended medical occurrence in a human patient or subject who is administered a Product, including any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease temporally associated with the use of such Product, whether or not considered related to such Product.

“Affiliate” of a Party means any corporation or other business entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with a Party. As used in this definition of Affiliate, the term “control” means the direct or indirect ownership of [***] or more of the stock having the right to vote for directors thereof or the ability to otherwise control the management thereof.

“Agensys ADC Know-How” means all Program Inventions developed by Agensys using SGI Technology, and that are necessary or useful for identifying, developing, making, using or selling ADC Product Candidates, Agensys Products or Agensys Licensed Products that specifically bind to any Designated Antigen or Exclusive Antigen.

“Agensys ADC Patents” means all patent applications and patents that are Controlled by Agensys that claim Agensys ADC Know-How and/or ADC Product Candidates (to the extent SGI consents to the filing of such patent applications with respect to ADC Product Candidates in accordance with Section 10.1).

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Agensys Collaboration Know-How” means any and all technical information, processes, formulae, data, inventions, methods, know-how and trade secrets, that relate to Collaboration Inventions made by or assigned to Agensys under Section 15.1.3(a).

“Agensys Collaboration Patents” means Patents that claim Collaboration Inventions made by or assigned to Agensys pursuant to Section 15.1.3(a).

“Agensys Collaboration Technology” means the Agensys Collaboration Know-How and the Agensys Collaboration Patents.

“Agensys In-Licenses” means the agreements between Agensys and the indicated Third Parties listed on Schedule E, as amended from time to time by Agensys.

“Agensys Independent Know-How” means all technical information, processes, formulae, data, inventions, methods, know-how and trade secrets Controlled by Agensys that are (a) used by Agensys in the ADC Research Program, or (b) used by Agensys in the Development or Commercialization Program, including technical information, processes, formulae, data, inventions, methods, know-how and trade secrets that relate to (x) the composition, method of using or method of making an Exclusive Antigen, Designated Antigen or Collaboration Antigen, or (y) the composition, method of using or method of making an Antibody that binds specifically to an Exclusive Antigen, Designated Antigen or Collaboration Antigen. For purposes of clarity, Program Inventions and Collaboration Inventions shall not be deemed to be Agensys Independent Know-How.

“Agensys Independent Patents” means all patent applications and patents that claim Agensys Independent Know-How and/or Agensys Materials.

“Agensys Independent Technology” means the Agensys Independent Know-How, Agensys ADC Know-How, Agensys Independent Patents and Agensys ADC Patents.

“Agensys Licensed Product” means any and all products containing an ADC comprised of an Antibody that binds specifically to an Exclusive Antigen, that was never a Collaboration Antigen hereunder, and that is attached to a cytotoxin or cytostatic agent included in the Drug Conjugation Materials: (a) the manufacture, use, sale, offer for sale or import of which would infringe a Valid Patent Claim of an SGI Patent if not for the licenses granted in this Agreement; or (b) which utilize, incorporate, are derived from or are made using SGI Know-How.

“Agensys Materials” means any tangible chemical, biological or physical materials (including but not limited to Antibodies but excluding Products and ADC Product Candidates) that are furnished by or on behalf of Agensys to SGI in connection with this Agreement.

“Agensys Product” has the meaning set forth in Section 5.9.1.

“Agensys Sublicensee” shall have the meaning set forth in Section 10.1.3.

“Agensys Technology” means the Agensys Independent Technology and the Agensys Collaboration Technology.

“Agreement” means this agreement, all amendments and supplements to this Agreement and all schedules to this Agreement, including the following:

Schedule A	-	Outline Research Plan

Schedule B	-	SGI Patents

Schedule C	-	Designated Antigens and Exclusive Antigens (to be added by amendment)

Schedule D	-	Designated Antigen Specific Research Plans (to be added by amendment)

Schedule E	-	Agensys In-Licenses

Schedule F	-	[***]

Schedule G	-	Initial Collaboration Product Plan

Schedule H	-	Initial JSC Representatives

Schedule I		Terms for Co-Promotion Agreement

“[***]” means that certain Antigen designated by Agensys as [***] and as conjugated by SGI under the Initial Agreement.

“Antibody” or “Antibodies” means any antibody, or fragment thereof, that binds specifically to an Antigen.

“Antigen” means a protein [***], that are [***] by Agensys and for which the [***] and as set forth in [***].

“Applicable Law” means any law or statute, any rule or regulation issued by a government authority (including courts and Regulatory Authorities) and any judicial, governmental, or administrative order, judgment, decree or ruling, in each case as applicable to the subject matter and the parties at issue.

“Approved Subcontractor” means a subcontractor engaged by a Party that has been approved by the JSC to perform specific obligations of the subcontracting Party.

“[***]” means the SGI Technology licensed to SGI under the [***] (as defined in the definition of “SGI In-Licenses”).

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Breaching Party” has the meaning set forth in Section 17.5.

“Calendar Quarter” means any of the three-month periods beginning January 1, April 1, July 1 and October 1 in any year.

“Calendar Year” means (a) with respect to the first Calendar Year, the period beginning on the Effective Date and ending on December 31, 2007 (the “First Calendar Year”), and (b) with respect to each subsequent Calendar Year, the twelve (12) month period beginning on the day following the end of the First Calendar Year and each succeeding twelve (12) month period thereafter, as applicable; except that the last Calendar Year shall end upon the expiration or termination of this Agreement.

“Change in Control” has the meaning set forth in Article 20.

“Claims” has the meaning set forth in Section 18.1.

“Clinical Trials” mean any one of Phase I Clinical Trials, Phase II Clinical Trials, or Phase III Clinical Trials.

“Collaboration Accounting Policies” means the accounting policies as agreed to by the Parties and implemented by the JSC to be used in determining Development Costs and Product Profit, which will be, in all material respects, consistent with GAAP and any applicable regulations in the United States.

“Collaboration Antigen” means the Initial Collaboration Antigen, the Second Collaboration Antigen and any other Antigen so designated pursuant to Sections 4.5.2 or 9.7.

“Collaboration Invention” means any process, formulae, method, chemical compound, biological or physical material (including ADCs and Collaboration Products), invention, technology, know-how, trade secret or data conceived or reduced to practice by either Party or jointly by both Parties in the conduct of the activities under the Development Program or Commercialization Program or pursuant to the Parties activities under the Collaboration Program. Collaboration Inventions shall not include Program Inventions.

“Collaboration Product” means the Initial Collaboration Product and the Second Collaboration Product or any other Collaboration Product so designated pursuant to Section 9.7 or Section 4.5.2.

“Collaboration Product Inventions” has the meaning set forth in Section 15.1.3(c).

“Collaboration Product Trademark” has the meaning set forth in Section 8.8.

“Collaboration Program” means the collaborative research, development, manufacturing, Regulatory Approval and Commercialization activities undertaken pursuant to any Development and Commercialization Plan(s) under this Agreement.

“Collaboration Sublicensee” means any Third Party to whom a Party has, or the Parties have, granted the right to develop, sell, distribute or otherwise Commercialize a Collaboration Product, in each case pursuant to a Third Party Collaboration Agreement or as otherwise proposed by the JSC and approved by the written consent of the Parties.

“Collaboration Technology” means the Agensys Collaboration Technology, the SGI Collaboration Technology and the Joint Collaboration Technology.

“Combination Product” means (a) with respect to any Agensys Licensed Product, a product that contains, in addition to an ADC, one or more other ingredients that (i) are not included within Drug Conjugation Technology, and (ii) have independent biologic or chemical activity as a therapeutic agent when present alone, and (b) with respect to any other Unilateral Product or Collaboration Product, a product that contains or is sold together in combination with one or more active ingredients or products.

“Commercialization” or “Commercialize” means, with respect to a Collaboration Product, any and all activities to establish and maintain commercial sales for such Collaboration Product which are undertaken pursuant to a Commercialization Plan. These activities shall include: (a) the pre-launch marketing and launch activities for a Collaboration Product, (b) the marketing, promotion, distribution, offering for sale and selling of a Collaboration Product, (c) importing and exporting a Collaboration Product for commercial sale, (d) conducting Phase III-B Studies and Phase IV Studies with respect to such Collaboration Product and (e) manufacturing Collaboration Product for commercial sale (except for scale-up activities prior to First Commercial Sale, which shall be considered Development activities), including inventory build to support the launch and making manufacturing improvements after launch; in each case in accordance with the applicable Commercialization Plan. When used as a verb, “Commercialize” means to engage in Commercialization.

“Commercialization Expenses” shall mean (a) [***], (b) [***], (c) [***], (d) [***], (e) [***] (to the extent not deducted in [***]), (f) [***], (g) [***] (to the extent not included in [***]), (h) [***], and (i) other costs as mutually agreed by the Parties, all allocated to such Collaboration Product and calculated in accordance with the Collaboration Accounting Policies, consistently applied.

“Commercialization Plan” means the commercialization plan to be prepared and approved by the JSC from time to time and the related budget to be prepared and approved by the JSC for each Calendar Year during which it is anticipated that Commercialization activities will occur hereunder, to be updated as necessary during each Calendar Year, setting forth, among other things, a master plan for the Commercialization of Collaboration Products as well as each Party’s responsibilities in connection therewith.

[***]	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

“Commercialization Program” means the collaborative commercialization activities undertaken by the Parties with respect to Collaboration Products as set forth in Article 8.

“Commercially Reasonable Efforts” means, (a) with respect to the efforts to be expended by a Party to accomplish a particular objective, the good-faith and diligent efforts that such Party would normally use to accomplish a similar objective under similar circumstances, and (b) with respect to the research, development or Commercialization of a Collaboration Product, an Agensys Product or a SGI Product, such efforts as are [***], taking into account commercially relevant factors such as (as applicable) stage of development, product life, market potential and regulatory issues. Commercially Reasonable Efforts shall be determined on a [***] and [***] for a particular Collaboration Product, Agensys Product or SGI Product, and it is anticipated that the level of effort may be different for different markets, and may change over time, reflecting changes in the status of such Product and the market(s) involved. Without limiting the forgoing, Commercially Reasonable Efforts with respect to a Collaboration Product, an Agensys or a SGI Product requires that the relevant Party: (a) [***], and (b) [***].

“Confidential Information” has the meaning set forth in Section 14.1.

“Control” means, with respect to any information or intellectual property right, possession by a Party of the ability to grant the right to access or use, or to grant a license or a sublicense to, such information or intellectual property right as provided for herein without violating (a) the terms of any agreement with any Third Party or (b) any Applicable Law. In the case of an Antigen, such Antigen will be deemed to be Controlled by Agensys if Agensys Controls (in accordance with the foregoing sentence) a [***], or [***], and/or [***], at the time such Antigen is [***] a Designated Antigen under Section 3.5 of this Agreement.

“Co-Promote” or “Co-Promotion” mean use of the respective sales forces of the Parties or their Affiliates to jointly promote a Collaboration Product, where “promote” means the process of direct contact between the respective sales forces and persons or entities who are able to purchase or influence the purchase of such Collaboration Product in accordance with and as further defined in Schedule I and the Co-Promotion Agreement.

“Co-Promotion Agreement” has the meaning set forth in Schedule I.

“Cost of Goods” shall mean:

(a) with respect to Drug Conjugation Materials and ADC Product Candidates supplied to Agensys pursuant to the ADC Research Program:

(i) [***]; and

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(ii) [***].

(b) with respect to Unilateral Products or a component thereof supplied pursuant to Section 6.3.2 (the “Goods”), [***]. Direct costs will include [***]. Indirect costs identifiable to the production effort will include, [***]. Notwithstanding anything in this Agreement to the contrary, Cost of Goods will [***].

(c) with respect to Collaboration Products, [***] of such Collaboration Product, [***]. Direct costs will include [***]. Indirect costs identifiable to the production effort will include, [***]. Notwithstanding anything to the contrary, [***].

The above (a) – (c) shall only include costs incurred by either Party prior to the Effective Date to the extent such costs ([***]) [***].

“Designated Antigen” means each of the [***] Antigens designated as such and set forth in Schedule C in accordance with Section 3.5 of this Agreement, but excluding any Collaboration Antigen.

“Designated Antigen Research Plan” means the research activities, schedule and budget for each Designated Antigen under the ADC Research Program to be agreed upon by the Parties and appended to this Agreement as Schedule D after the Effective Date and revised as needed from to time by the Parties. An outline Designated Antigen Research Plan is attached hereto as Schedule A.

“Development” or “Develop” means, with respect to Collaboration Products, any and all preclinical and clinical drug development activities and manufacturing activities undertaken pursuant to the Initial Collaboration Product Plan or an Manufacturing, Preclinical and Clinical Development Plan in order develop a Collaboration Product up to and including obtaining Regulatory Approval for such Collaboration Product for an indication and to perform manufacturing scale up to enable commercial scale manufacturing prior to launch (except that inventory build shall be considered a Commercialization activity). These activities shall include preclinical research, stability testing, toxicology testing, formulation activities, reformulation activities, process development, manufacturing scale-up activities, development stage manufacturing, quality assurance/quality control development, clinical studies (including Phase III Studies, other than Phase III-B Studies) and other activities to obtain the applicable Regulatory Approvals; in each case in accordance with the applicable Initial Collaboration Product Plan or Manufacturing, Preclinical and Clinical Development Plan, as applicable. When used as a verb, “Develop” means to engage in Development.

“Development Costs” means, with respect to the Collaboration Program, the actual direct and indirect costs incurred by a Party from the Effective Date identifiable to the Collaboration Program in support of: (a) the research, development, and clinical studies required to support development and registration for a Collaboration Product; (b) the manufacture and validation of pilot and scale up lots; and (c) the application for Regulatory Approval (if any is required), including software for system operation and/or data analysis, calculated in accordance with the Collaboration

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Accounting Policies, consistently applied. The actual costs will include the direct and indirect costs of conducting research, development, and clinical activities with respect to the Collaboration Program. Direct costs will include [***]. Indirect costs identifiable to the research and development effort will include, [***] in support of the research and development process, including [***].

“Development Program” means the collaborative development activities undertaken by the Parties with respect to Collaboration Products as described in Article 4 and Article 5.

“Direct Marketing Expenses” shall mean the following costs incurred by the Parties or its Affiliates in the marketing and promotion of the Collaboration Product: (i) [***], (ii) [***], (iii) [***] and (iv) [***] or other study (including pharmacovigilence programs and outcome studies) that the JSC considers necessary or economically justifiable. For the avoidance of doubt, Direct Marketing Expenses shall [***].

“DMF” means (i) a Drug Master File filed with the FDA (and any foreign counterpart of a U.S. Drug Master File) and (ii) all supplements and amendments that may be filed with respect to thereto.

“Drug Conjugation Materials” means the compounds monomethyl Auristatin E and monomethyl Auristatin F and certain variants, derivatives, analogues and salts thereof, as well as compounds that are useful in attaching such compounds to Antibodies, in each case to the extent included in or covered by the SGI Technology. Drug Conjugation Materials shall also include Improvements to Drug Conjugation Materials and any additional cytotoxic or cytostatic compounds that are included in New Technologies and that the Parties agree to include under this Agreement pursuant to Section 10.4.2. For the avoidance of doubt, Drug Conjugation Materials do not include ADC Product Candidates.

“Drug Conjugation Technology” means chemical compositions and methods, including methods of manufacture, that are Controlled by SGI and that are useful to attach cytotoxins or cytostatic compounds to Antibodies, including the composition and methods of making and using cytotoxic or cytostatic compounds, as well as compositions and methods useful for attaching the foregoing cytotoxic or cytostatic compounds to Antibodies.

“Effective Date” means the date set forth in the first line of this Agreement.

“EMEA” means the European Medicines Agency and any successor agency(ies) thereto.

“Events of Force Majeure” has the meaning set forth in Article 19.

“Exclusive Antigen” means collectively, the First Exclusive Antigen, the Second Exclusive Antigen and the Third Exclusive Antigen, but specifically excluding any Collaboration Antigen.

“Exclusive License” has the meaning set forth in Section 10.1.2.

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“FDA” means the United States Food and Drug Administration, and any successor agency(ies) thereto.

“FD&C Act” means the United States federal Food, Drug & Cosmetic Act, as amended.

“Field” means the treatment and diagnosis of conditions and diseases [***]; provided that, with respect to the [***], the [***].

“Financial Statement” means a financial statement in a form as may be reasonably agreed upon by the Parties from time to time in accordance with the terms of this Agreement and consistent with the Collaboration Accounting Policies.

“First Commercial Sale” means, in each country of the Territory, the first commercial sale of a Product by a Party, its Affiliates or Sublicensees to a Third Party (other than a sublicensee) following, if required by law, Regulatory Approval and, when Regulatory Approval is not required by law, the first commercial sale in that country, in each case for use or consumption of such Product in such country by the general public. Sales for test marketing, sampling and promotional uses, clinical trial purposes or compassionate or similar use shall not be considered to constitute a First Commercial Sale.

“First Exclusive Antigen” means the first Designated Antigen for which Agensys obtains an Exclusive License pursuant to Section 10.1.2 of this Agreement, as set forth in Schedule C in accordance with Section 3.5 of this Agreement.

“Full Time Equivalent” or “FTE” means the equivalent of full-time work of a person, carried out by one or more employees of the Parties, who devotes a portion of his or her full time, consisting of [***], in support of any of the activities contemplated hereunder during any period of [***].

“GAAP” means generally accepted accounting principles in the United States or equivalent International Financial Reporting Standards outside the United States.

“Good Clinical Practices” or “GCP” means the then-current standards, practices and procedures set forth in the guidelines entitled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance,” including related regulatory requirements imposed by the FDA, any successor agency and, as applicable, the equivalent thereof in jurisdictions outside the United States, as applicable.

“Good Laboratory Practices” or “cGLP” means the then-current standards for laboratory activities for pharmaceuticals, as set forth in the FD&C Act and applicable regulations and guidances promulgated thereunder, including without limitation the Code of Federal Regulations, as amended from time to time.

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“Good Manufacturing Practices” or “cGMP” means the then-current good manufacturing practices as set forth in the FD&C Act and applicable regulations and guidances promulgated thereunder, including without limitation the Code of Federal Regulations, as amended from time to time, for the manufacturing and testing of pharmaceutical materials.

“Improvements” means all patentable or non-patentable inventions, discoveries, or know-how developed by either Party or jointly by the Parties during the Term that utilize, incorporate, are directly derived from, or relate to, the SGI Independent Technology; provided that Improvements shall not include [***].

“Information” has the meaning set forth in Section 14.1.

“IND” means (a) an Investigational New Drug Application filed with the FDA or its equivalent in any country outside the United States where a regulatory filing is required or obtained to conduct a clinical trial; or (b) with respect to any country where a regulatory filing is not required or obtained to conduct a clinical trial, the first enrollment of a patient in the first trial involving the first use of a Product in humans.

“Indemnitee” has the meaning set forth in Section 18.1.1. The term “Indemnitee” may refer to either or both the Agensys Indemnitees and the SGI Indemnitees, as the context may indicate.

“Indemnitor” has the meaning set forth in Section 18.3.

“Independent Patents” means the Agensys Independent Patents and the SGI Independent Patents.

“Independent Technology” means the Agensys Independent Technology and the SGI Independent Technology.

“Indirect Marketing Expenses” means all indirect marketing, promotion and operational expenses incurred by the Parties or its Affiliates for Collaboration Product, which shall be [***] (the “IME Percentage”). Such [***] shall be adjusted by the Parties in the event that [***] or more from the IME Percentage currently being used by the Parties. Examples of Indirect Marketing Expenses included in the calculation of the IME Percentage include, but are not limited to, [***].

“Initial Agreement” means the Material Transfer Agreement dated as of February 9, 2004 by and between the Parties, as amended.

“Initial Collaboration Antigen” means that certain Antigen designated by Agensys as [***], the sequence of which is attached as Schedule F.

“Initial Collaboration Product” means any and all products containing an ADC comprised of an Antibody that binds specifically to the Initial Collaboration Antigen.

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“Initial Collaboration Product Plan” means the research activities, schedule and budget for the Initial Collaboration Product under the Development Program agreed upon by the Parties and appended to this Agreement as Schedule G and updated and revised as needed from time to time by the Parties.

“Initiation” means, with respect to a human clinical trial, the dosing of the first patient with a Product pursuant to the clinical protocol for the specified clinical trial.

“Internal Expenses” means all expenses associated with an FTE. The rate per FTE shall include, but shall not be limited to, direct labor (including fringe benefits), [***]. The Parties agree that for a [***] following the execution of this Agreement, the rate per FTE shall be [***] for each Party. Commencing upon the [***] of the Effective Date and upon [***] thereafter, the rate per FTE shall be increased by the percentage increase, if any, in the [***], All Items, as published by the [***], for the [***] prior to such anniversary date for which data is available. The initial FTE rate and any applicable annual increases shall be referred to as the “FTE Fees.”

“IP and Trademark Costs” means all costs relating to Joint Collaboration Invention Patents and Collaboration Product Trademarks.

“Joint Collaboration Invention Know-How” means any and all technical information, processes, formulae, data, inventions, methods, know-how and trade secrets relating to the jointly owned Collaboration Inventions.

“Joint Collaboration Invention Patents” means all Patents that claim jointly owned Collaboration Inventions.

“Joint Collaboration Technology” means the Joint Collaboration Invention Know-How and the Joint Collaboration Invention Patents.

“Joint Know-How” means the Joint Program Invention Know-How and the Joint Collaboration Invention Know-How.

“Joint Patents” means the Joint Program Invention Patents and the Joint Collaboration Invention Patents.

“Joint Program Invention Know-How” means any and all technical information, processes, formulae, data, inventions, methods, know-how and trade secrets relating to the jointly owned Program Inventions.

“Joint Program Invention Patents” has the meaning set forth in Section 15.10.1.

“Joint Steering Committee” has the meaning set forth in Section 4.3.1.

“Lead Regulatory Party” has the meaning set forth in Section 7.1.

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“Liabilities” has the meaning set forth in Section 18.1.1.

“Major Market Countries” means the United States, Great Britain, France, Germany, Spain, Italy and Japan.

“Manufacturing, Preclinical and Clinical Development Plan” or “Development Plan” means manufacturing, preclinical and clinical development plans to be prepared and approved by the JSC from time to time and the related budget to be prepared and approved by the JSC for each Calendar Year during which it is anticipated that Development activities will occur hereunder, to be updated as necessary during each Calendar Year, setting forth, among other things, a master plan for the Development of Collaboration Products as well as each Party’s responsibilities in connection therewith. For the avoidance of doubt, the Initial Collaboration Product Plan shall be considered a Development Plan hereunder.

“Net Sales” means the invoiced gross sales by a Party, and their respective Affiliates and Sublicensees (a “Selling Party”) for commercial sales of Products to a Third Party (other than a Sublicensee) [***]:

(a)	[***];

(b)	[***];

(c)	[***]; and

(d)	[***].

All of the [***] from the gross invoiced sales prices of Products shall be determined in accordance with GAAP. In the event a Selling Party makes any adjustments to such [***] after the associated Net Sales have been reported pursuant to this Agreement, the adjustments shall be reported, reconciled and settled in the next report with appropriate adjustment of payments (including royalties) due.

Sales of Products by and between a Party and its Affiliate, or a Party or a Party’s Affiliate and its respective Sublicensees, are excluded (and not to be calculated as constituting a deductible) from this definition of Net Sales, provided that the final sales of Products by such Affiliates or Sublicensees to Third Parties are included in Net Sales. Transfers of Products for donation, laboratory research and development purposes, testing and/or clinical studies shall be excluded from this definition of Net Sales.

In the event a Product is sold as part of a Combination Product, the Net Sales from the Combination Product, for the purposes of determining payments hereunder, shall be determined by [***] in finished form in the country in which the Combination Product is sold, in each case during the applicable period or, [***]. In the event that such average sale price cannot be determined for the Product, on the one hand, and all other product(s) included in the Combination Product, on the other, Net Sales for the purposes of determining any payments (including royalties) shall be mutually agreed upon by the Parties based on the relative value contributed by each component, such agreement to be negotiated in good faith.

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“[***]” means any [***] that either: (a) [***] or (b) [***] (x) [***] existing as of the Effective Date, or (y) [***]. [***] shall include without limitation [***] other than those included in the Drug Conjugation Materials as of the Effective Date that SGI Controls during the Term.

“Notice of Dispute” has the meaning set forth in Section 23.3.1.

“Opt-In Decision” has the meaning set forth in Section 4.1.2.

“Opt-In Period” has the meaning set forth in Section 4.1.2.

“Opt-In Right” has the meaning set forth in Section 4.1.2.

“Option” has the meaning set forth in Section 10.1.2.

“Option Period” means the period commencing on the Effective Date and continuing until expiration or termination of the Research License Period for each Designated Antigen as set forth in Section 3.2.

“Patents” means (a) patent applications filed in the Territory, (b) all patents including supplemental protection certificates that have issued or in the future issue from any of the foregoing, including, without limitation, utility models, design patents and certificates of invention and (c) all divisionals, continuations, continuations-in-part, reissues, re-examination certificates, renewals, extensions or additions to any such patents and patent applications (as applicable).

“Parties” means Agensys and SGI, and “Party” means either of them.

“Payments to Third Parties” has the meaning set forth in Section 10.5.2.

“Phase I Clinical Trial” means the first administration of a candidate drug in a human clinical trial in any country that would satisfy the requirements of 21 CFR 312.21(a).

“Phase II Clinical Trial” means a controlled dose human clinical trial prospectively designed to evaluate the efficacy and safety of a candidate drug in the targeted patient population and to define the optimal dosing regimen in any country that would satisfy the requirements of 21 CFR 312.21(b).

“Phase III Clinical Trial” means a controlled, and usually multi-center, human clinical trial, involving patients with the disease or condition of interest to obtain sufficient efficacy and safety data to support Regulatory Approval of a candidate drug that would satisfy the requirements of 21 CFR 312.21(c).

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“Phase III-B Study” means a clinical study which provides for product support (i.e., a clinical trial which is not required for receipt of initial Regulatory Approval but which may be useful in providing additional drug profile data or in seeking a label expansion) commenced before receipt of Regulatory Approval for the indication for which such trial is being conducted.

“Phase IV Study” means a post-marketing study to delineate additional information about a pharmaceutical product’s risks, benefits, and optimal use, commenced after receipt of Regulatory Approval in the indication for which such Regulatory Approval was obtained, including a trial that would satisfy the requirements of 21 CFR 312.85.

“Plans and Budgets” means the Manufacturing, Preclinical and Clinical Development Plan and the Commercialization Plan.

“Product” means a Unilateral Product or a Collaboration Product, as applicable.

“Product Profit” means the profits or losses resulting from the Commercialization of Collaboration Products and shall be equal to Net Sales of Collaboration Products less Commercialization Expenses; provided, however that [***]. Product Profit shall also include [***].

“Program Invention” means any process, formula, method, chemical compound, biological or physical material (including ADC Product Candidates, and Unilateral Products), invention, technology, know-how, trade secret or data conceived or reduced to practice by either Party or jointly by both Parties in the conduct of the activities under the ADC Research Program, or in the development or commercialization of Unilateral Products outside of the Collaboration Program and solely in accordance with the licenses and rights set forth under this Agreement and/or under the Initial Agreement only; provided, that Program Inventions shall not include Improvement Inventions to Seattle Genetics Material/Technology (as defined in the Initial Agreement) made pursuant to the Initial Agreement that are not related to a Designated Antigen or an Exclusive Antigen, each of which shall remain governed by the terms of the Initial Agreement. Program Inventions shall not include Collaboration Inventions.

“Promotional Materials” has the meaning set forth in Section 8.6.

“Publication” has the meaning set forth in Section 14.6.

“Regulatory Approval” means final regulatory approval (including, where applicable, pricing approval in the event that actual sales do not take place before such approval) required to market a Product for a disease or condition in accordance with the Applicable Laws and regulations of a given country. In the United States, its territories and possessions, Regulatory Approval means approval of a New Drug Application (“NDA”), Biologics License Application (“BLA”) or an equivalent by the FDA.

“Regulatory Authority” means the FDA, the EMEA, or any comparable national or territorial regulatory entity within the Territory having substantially the same functions.

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“Research License” has the meaning set forth in Section 10.1.1.

“Research License Period” means, other than as provided in Section 4.5.2, for each Designated Antigen, the earlier of (a) [***], or (b) [***].

“Royalty Reports” has the meaning set forth in Section 11.9.

“Royalty Term” means, on a Product-by-Product and country-by-country basis, the period commencing on the First Commercial Sale of a Product and ending upon [***]: (a) [***]; or (b) (x) [***], or (y) [***] (i) [***] (A) [***], and (B) [***].

“Sales Training Expenses” has the meaning sent forth in Schedule I.

“Second Collaboration Antigen” means that certain Designated Antigen with respect to which SGI exercises its Opt-In Right pursuant to Section 4.1.2.

“Second Collaboration Product” means any and all products containing an ADC comprised of an Antibody that binds specifically to the Second Collaboration Antigen.

“Second Exclusive Antigen” means a Designated Antigen, other than the First Exclusive Antigen or the Third Exclusive Antigen, for which Agensys exercises an Option for an Exclusive License pursuant to Section 10.1.2 of this Agreement, as set forth in Schedule C in accordance with Section 3.5 of this Agreement.

“Serious Adverse Event” means any Adverse Event occurring at any dose in response to the administration of Product that: (a) results in death or threatens life; (b) results in persistent or significant disability/incapacity; (c) results in or prolongs hospitalization; (d) results in a congenital anomaly or birth defect; or (e) is otherwise medically significant.

“SGI Collaboration Know-How” means any and all technical information, processes, formulae, data, inventions, methods, know-how and trade secrets, that relate to Collaboration Inventions made by or assigned to SGI under Section 15.1.3(b).

“SGI Collaboration Patents” means Patents that claim the Collaboration Inventions made by or assigned to SGI under Section 15.1.3(b).

“SGI Collaboration Technology” means the SGI Collaboration Patents and the SGI Collaboration Know-How.

“SGI In-Licenses” means the following agreements between SGI and the indicated Third Parties: (a) the License Agreement between [***] and SGI dated [***], as amended (the “[***]”); (b) the License Agreement between [***] and SGI dated [***], as amended (the “[***]”); and (c) any other license agreement between SGI and a Third Party covering [***] under which Agensys is granted a sublicense under this Agreement as provided in Section 10.4.2.

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“SGI Independent Know-How” means any and all technical information, processes, formulae, data, inventions, methods, know-how and trade secrets, that relate to Drug Conjugation Materials or are useful to practice the Drug Conjugation Technology and that have been, or hereafter are during the Term, Controlled by SGI. SGI Independent Know-How shall include Improvements and Program Inventions Controlled by SGI but shall exclude New Technologies unless included pursuant to Section 10.4.2. For purposes of clarity, Collaboration Inventions shall not be deemed to be SGI Independent Know-How.

“SGI Independent Patents” means:

(a) any patents and patent applications listed in Schedule B to this Agreement, which shall be amended from time to time to reflect any other patents and patent applications;

(b) any patents and patent applications covering Improvements that are not Agensys ADC Patents and, solely to the extent the Parties so agree pursuant to Section 10.4.2, New Technologies, in each case that are Controlled by SGI;

(c) any future patents issued from any patent applications referred to above and any future patents issued from any continuation, continuation-in part (to the extent Controlled by SGI), or divisional of any of the foregoing patent applications or any patent applications from which the foregoing patents issued, in each case to the extent Controlled by SGI; and

(d) any reissues, reexaminations, confirmations, renewals, registrations, substitutions, extensions, or counterparts of any of the foregoing, in each case to the extent Controlled by SGI.

“SGI Independent Technology” means SGI Independent Patents and SGI Independent Know-How.

“SGI Materials” means any tangible chemical, biological or physical materials (excluding Products and ADC Product Candidates) that are furnished by or on behalf of SGI to Agensys in connection with this Agreement.

“SGI Patents” means the SGI Independent Patents and the SGI Collaboration Patents.

“SGI Product” has the meaning set forth in Section 5.9.1.

“SGI Technology” means the SGI Independent Technology and the SGI Collaboration Technology.

“Sublicensee” means an Agensys Sublicensee, SGI Sublicensee or a Collaboration Sublicensee, as applicable.

“Supply Fees” has the meaning set forth in Section 11.1.2.

“Term” has the meaning set forth in Article 17.

“Territory” means all countries in the world.

“Third Exclusive Antigen” means a Designated Antigen, other than the First Exclusive Antigen or the Second Exclusive Antigen, for which Agensys exercises an Option for an Exclusive License pursuant to Section 10.1.2 of this Agreement, as set forth in Schedule C in accordance with Section 3.5 of this Agreement.

“Third Party” means any person or entity other than SGI and its Affiliates, and Agensys and its Affiliates.

“Third Party Collaboration Agreement” means any agreement pursuant to which a Third Party is granted rights to commercialize (including to develop and commercialize) one or more Collaboration Products, including development agreements, collaboration agreements, marketing and marketing/distribution agreements, promotion agreements or other similar agreements, in each case in accordance with the provisions of Section 5.9.2.

“Third Party License Agreement” has the meaning set forth in Section 10.5.1.

“Unilateral Product Maintenance Fee” has the meaning set forth in Section 11.3.

“Unilateral Product” means any Agensys Product, Agensys Licensed Product or SGI Product.

“Valid Patent Claim” means (a) an unexpired claim of an issued patent which has not been found to be unpatentable, invalid or unenforceable by an unreversed and unappealable decision of a court or other authority in the subject country; or (b) a claim of an application for a patent that has been pending for less than [***].

Section 1.2 Certain Rules of Interpretation in this Agreement and the Schedules.

Unless otherwise specified, all references to monetary amounts are to United States of America currency (U.S. Dollars);

The preamble to this Agreement and the descriptive headings of Articles and Sections are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of this Agreement or of such Articles or Sections;

The use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such person or persons or circumstances as the context otherwise permits;

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The words “include” and “including” have the inclusive meaning frequently identified with the phrases “without limitation” and “but not limited to”;

The word “day” shall mean a calendar day and the words “business day” shall mean a day other than a Saturday, a Sunday, or any day that is a holiday for the United States Postal Service;

Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next business day following if the last day of the period is not a business day in the jurisdiction of the Party to make such payment or do such act; and

Whenever any payment is to be made or action to be taken under this Agreement is required to be made or taken on a day other than a business day, such payment shall be made or action taken on the next business day following such day to make such payment or do such act.

Article 2

THE COLLABORATION RELATIONSHIP

Section 2.1 Overview. SGI and Agensys will collaborate to identify ADCs for development and commercialization on the terms set forth herein. Initially, the Parties will jointly develop and commercialize Initial Collaboration Products. In addition, SGI will grant Agensys Research Licenses to [***], three (3) of which will be convertible by Agensys into Exclusive Licenses and Exclusive Antigens, respectively, pursuant to Section 10.1.2. SGI will generate ADC Product Candidates targeted to each such Antigen, pursuant to the ADC Research Program described in Article 3. SGI will have the right to opt-in to development and commercialization of ADC Product Candidates as set forth in Section 4.1.2. If SGI elects to exercise its right to opt in to development of an ADC targeting any such Antigen, the Parties will jointly develop and commercialize ADCs targeting such Antigen pursuant to the provisions of this Agreement.

Article 3

RESEARCH PROGRAM FOR DESIGNATED ANTIGENS

Section 3.1 Objective and Conduct of the Research Program for Designated Antigens. Agensys intends to conduct research, with SGI’s support, on [***], to evaluate and select ADCs targeting three (3) Exclusive Antigens for development and commercialization by Agensys as Agensys Licensed Products (the “ADC Research Program”), subject to SGI’s Opt-In Right. The Parties shall use Commercially Reasonable Efforts to develop a specific Research Plan for each Designated Antigen within [***] from the date such Antigen is accepted by SGI pursuant to Section 3.5, each of which shall be included in this Agreement under Schedule D. All research work performed by Agensys and SGI hereunder shall be performed in a good scientific manner and in compliance with all Applicable Laws.

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Section 3.2 Term of the ADC Research Program. The term of the ADC Research Program shall commence on the Effective Date and end on the earlier of (a) [***], or (b) termination of this Agreement in accordance with Article 17 (the “ADC Research Program Term”). The Parties agree to use all Commercially Reasonable Efforts to timely and diligently achieve all aspects of the ADC Research Program.

Section 3.3 Delivery of Drug Conjugation Materials. In support of the ADC Research Program, during the ADC Research Program Term, SGI will deliver Drug Conjugation Materials to Agensys in accordance with the mutually agreed upon times, quantities and specifications included in the Designated Antigen Research Plans to enable Agensys to attach such materials to Agensys’ Antibodies to create ADCs. [***]. All such Drug Conjugation Materials and other information provided by SGI to Agensys hereunder will be deemed Confidential Information of SGI pursuant to Article 14.

Section 3.4 SGI Preparation of ADC Product Candidates. In order to enable Agensys to select three (3) Exclusive Antigens during the ADC Research Program Term, SGI will prepare in accordance with the Designated Antigen Research Plans mutually agreed upon research quantities of ADC Product Candidates using the Drug Conjugation Materials and Agensys Materials [***].

Section 3.5 Availability of Antigens. Agensys shall provide SGI with a confidential written description of each Antigen, including to the extent available, the GenBank accession number and the cDNA and amino acid sequence for each Antigen, which Agensys desires to have accepted as a Designated Antigen for purposes of this Agreement (the “Proposed Designated Antigen”). In addition, simultaneous with Agensys’ submission of such information to SGI, Agensys shall notify SGI (a) [***], and (b) [***]. Agensys shall have the ability to nominate Antigens as one of the [***] for a period of [***] from the Effective Date, at which time Agensys shall no longer be able to nominate Antigens as Designated Antigens, provided that, Agensys may only nominate a maximum of [***] Antigens as Designated Antigens hereunder. Within [***] following SGI’s receipt of such written notice with respect to a particular Antigen, (i) SGI shall notify Agensys in writing whether the Exclusive License described in Section 10.1.2 of this Agreement is available with respect to such Antigen, and (ii) [***] (a “Notice of Unavailability”). Schedule C to this Agreement will be amended from time to time to list the Designated Antigens and the First, Second and Third Exclusive Antigens, if applicable. The Parties hereby acknowledge and agree that SGI will accept an Antigen nominated by Agensys as a Designated Antigen unless (a) [***], (b) [***], or (c) [***] that have been designated by Agensys as Designated Antigens as of the date of receipt of the written notice from Agensys. The matters described in Sections 3.5(a), 3.5(b) and 3.5(c) shall be the sole reasons for such Antigen to be deemed not available to Agensys under this Section 3.5. Notwithstanding the foregoing, if SGI provides Agensys a Notice of Unavailability, [***].

Section 3.6 Additional Activities under ADC Research Program. Upon mutual agreement of the Parties, the ADC Research Program may also include the development by SGI of a technology transfer program for the conjugation of cytotoxins to Antibodies, including associated purification and analytics.

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Section 3.7 Payment. Agensys shall pay SGI the amounts set forth in Section 11.1 for any research efforts or other assistance provided by SGI pursuant to the ADC Research Program.

Section 3.8 Supply of Agensys Materials. From time to time during the ADC Research Program Term, Agensys may supply SGI with Agensys Materials for use in the ADC Research Program. Except as provided elsewhere in this Agreement with respect to the development and commercialization of Collaboration Products or SGI Products, SGI hereby agrees that (a) it shall not use Agensys Materials for any purpose other than conducting the Designated Antigen Research Plans; (b) it shall use the Agensys Materials only in compliance with all Applicable Laws; (c) it shall not transfer any Agensys Materials to any Third Party without the prior written consent of Agensys; (d) Agensys shall retain full ownership of all such Agensys Materials; and (e) upon the expiration or termination of this Agreement, SGI shall at the instruction of Agensys either destroy or return any unused Agensys Materials.

Section 3.9 Supply of SGI Materials. From time to time during the ADC Research Program Term, SGI may supply Agensys with SGI Materials for use in the ADC Research Program. Except as provided elsewhere in this Agreement with respect to the development and commercialization of Collaboration Products, Agensys Products or Agensys Licensed Products, Agensys hereby agrees that (a) it shall not use SGI Materials for any purpose other than conducting the Designated Antigen Research Plans; (b) it shall use the SGI Materials only in compliance with all Applicable Laws; (c) it shall not transfer any SGI Materials to any Third Party without the prior written consent of SGI; (d) SGI shall retain full ownership of all such SGI Materials; and (e) upon the expiration or termination of this Agreement, Agensys shall at the instruction of SGI either destroy or return any unused SGI Materials.

Section 3.10 Disclosure of Drug Conjugation Technology. During the ADC Research Program Term, SGI shall (a) disclose to Agensys such SGI Independent Technology as is reasonably useful to enable Agensys to use the Drug Conjugation Materials and Drug Conjugation Technology as provided in the Designated Antigen Research Plan or to practice the Research License and (b) upon Agensys’ reasonable written request and with adequate notice to SGI, make available to Agensys at SGI’s facilities, SGI’s personnel to provide a reasonable amount of technical assistance and/or training to Agensys’ personnel. All such technical assistance and/or training shall be agreed in advance in writing and Agensys shall pay to SGI for such technical assistance and/or training an amount equal to SGI’s Internal Expenses in accordance with Section 11.1 for SGI employees providing such assistance.

Section 3.11 Encumbrance of Designated Antigens. During the ADC Research Program Term, Agensys shall not enter into any Third Party collaboration or license agreement with any Third Party relating to [***] Antigen that has become a Designated Antigen, and/or Antibodies targeted to [***] Antigen, in any oncology indication, other than for research, development or commercialization of any such Antibody solely [***] which have become Designated Antigens pursuant to Section 3.5.

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Article 4

COLLABORATION PRODUCTS

Section 4.1 Designation of Collaboration Products.

4.1.1 Initial Collaboration Product Development. Upon the Effective Date, the Parties will collaborate to identify, develop and commercialize ADCs to the Initial Collaboration Antigen in accordance with the Initial Collaboration Product Plan. The Parties will collaborate to Develop and Commercialize such Initial Collaboration Product in accordance with the Development Program and the Commercialization Program.

4.1.2 Opt-In Regarding Second Collaboration Product.

(a) As long as SGI retains an Opt-In Right hereunder, not later than [***] targeting a Designated Antigen, Agensys will provide SGI with (i) [***], (ii) [***], (iii) [***], (iv) [***], and (v) [***]. In addition, simultaneous with Agensys’ submission of such information to SGI, Agensys shall notify SGI of (a) [***], and (b) [***].

(b) SGI shall have until [***] after [***] (the “Opt-In Period”) to determine whether SGI will elect (the “Opt-In Right”) to co-fund the development and commercialization of such ADC Product Candidate and associated Designated Antigen (the “Opt-In Decision”).

(c) If SGI exercises its Opt-In Right, SGI shall provide written notice to Agensys of its Opt-In Decision, accompanied by an [***] prior to the expiration of the Opt-In Period. Effective as of the date of such notice, (A) the Designated Antigen to which the ADC Product Candidate is targeted would become the Second Collaboration Antigen and any ADC targeting such Collaboration Antigen would become the Second Collaboration Product, (B) Agensys would grant SGI a co-exclusive license with respect to such Collaboration Antigen and the corresponding antibodies on the same terms as the Initial Collaboration Antigen and Initial Collaboration Product as set forth in Section 10.2.2, (C) the Parties would share equally all further research, development, clinical and commercialization costs for such Second Collaboration Product, subject to oversight of the JSC; and (D) [***].

(d) If SGI does not notify Agensys of its decision to exercise its Opt-In Right with respect to a Designated Antigen during the Opt-In Period, then contingent upon Agensys’ obtaining an Exclusive License pursuant to Section 10.1.2, (A) such Antigen would become an Exclusive Antigen and ADCs targeting such Exclusive Antigen would become Agensys Licensed Products, (B) Agensys would retain the Exclusive License to develop such Agensys Licensed Products on its own and would be obligated to pay SGI the fees, milestones and royalties set forth in Article 11 below and (3) SGI would maintain its Opt-In Right with respect to additional Antigens submitted pursuant to the process set forth in this Section 4.1.2.

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(e) If the [***].

(f) SGI agrees that the information listed in Section 4.1.2(a) shall be Confidential Information of Agensys and to hold in strict confidence all information disclosed to it in accordance with Article 14, shall be used by SGI solely for the purpose of making the Opt-In Decision, and shall return all such materials to Agensys (and shall not keep any copies of such materials) not later than [***] after providing notice of its decision not to exercise its Opt-In Right.

4.1.3 Exclusion for [***]. Notwithstanding the provisions of Section 4.1.2, in the event that Agensys decides to [***]. Upon such notice by Agensys, Agensys shall exercise its right to [***] with respect to [***] pursuant to Section 10.1.2 and, contingent upon such exercise by Agensys, [***] shall become an [***] hereunder and [***] shall become [***] hereunder. For the avoidance of doubt, Agensys may not [***], unless it (a) provides SGI the notice provided for in this Section 4.1.3, and (b) exercises [***] with respect to [***] hereunder.

Section 4.2 Payments for Collaboration Products. The Parties will make the following payments for each Collaboration Product:

4.2.1 Initial Payments with Respect to the Second Collaboration Product. Within [***] of SGI’s exercise of its Opt-In Right under Section 4.1.2 only, SGI shall pay to Agensys a [***]; provided that the total amount of such [***]. For the avoidance of doubt, all payments owed or paid by [***] up to and including the [***] for such Collaboration Product shall be [***] and in no event shall [***].

4.2.2 Reimbursement of Development Costs. The Parties shall reimburse each other for Development Costs incurred after the Effective Date with respect to all Collaboration Products as set forth in Section 12.2 below.

Section 4.3 Management of Collaboration. The activities of the Parties with respect to research, development and commercialization of Collaboration Products shall be overseen by a Joint Steering Committee as set forth in this Section 4.3.

4.3.1 Establishment of Joint Steering Committee. Upon the Effective Date, the Parties will establish a joint steering committee (“Joint Steering Committee” or “JSC”) to provide oversight for the research, development and commercialization undertaken pursuant to this Agreement for Collaboration Products during the Term. The Joint Steering Committee will be composed of [***] representatives from each Party. The representatives of each Party to the JSC as of the Effective Date are listed on Schedule H. Either Party may change its representatives to the JSC upon prior written notice to the other Party in accordance with this Agreement. It is anticipated that the membership of the JSC may change over time in accordance with the development stage of the Collaboration Product(s). Each Party shall insure that the representatives named by such Party

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for membership on the JSC have the requisite seniority level and expertise to oversee the activities of the collaboration during the Term. Any member of the Joint Steering Committee may designate a substitute of at least equal seniority and a similar level of expertise to attend and perform the functions of that member at any meeting of the Joint Steering Committee.

4.3.2 Responsibilities. The JSC shall be responsible for the following functions:

(a) supplementing, updating and amending, to the extent required, the Initial Collaboration Product Plan within [***] after the Effective Date;

(b) reviewing, coordinating and monitoring the activities and progress of the Parties in implementing the Initial Collaboration Product Plan, and ensuring each Party’s compliance therewith;

(c) establishing, reviewing, coordinating and monitoring the activities and progress of the Parties in implementing a Development Plan for each Collaboration Product, and ensuring each Party’s compliance therewith;

(d) establishing the Plans and Budgets for each Collaboration Product, and reviewing, coordinating and monitoring each Party’s compliance therewith;

(e) establishing the goals and strategy for the manufacture and development of Collaboration Products, including regulatory strategies;

(f) approving protocols for, and prioritization of, Clinical Trials and indications for Collaboration Products;

(g) establishing the Commercialization Plans for each Collaboration Product and reviewing, coordinating and monitoring each Party’s compliance therewith;

(h) establishing the goals and strategy for the commercialization of Collaboration Products;

(i) overseeing the Parties activities with respect to Collaboration Inventions as set forth in this Agreement;

(j) establishing and overseeing subcommittees responsible for development and/or commercialization of Collaboration Products hereunder; and

(k) performing such other functions as are specifically designated to the JSC in this Agreement or otherwise as agreed upon by the Parties.

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4.3.3 Meetings. The Joint Steering Committee shall meet not less than [***] on such dates and at such times as agreed to by SGI and Agensys, with all scheduled meetings to alternate between Seattle, Washington and Santa Monica, California, or at such other locations as determined by the Joint Steering Committee. Upon the determination of the Joint Steering Committee, any such meeting may be conducted by conference telephone or videoconference; provided, however, that not less than [***] shall be in person. Telephonic and videoconference meetings shall be [***] of each Party are in attendance or participating in the meeting. Each Party may permit such non-voting observers visitors to attend meetings of the Joint Steering Committee as the Joint Steering Committee determines. Each Party shall be responsible for its own costs in connection with the meetings of the Joint Steering Committee.

4.3.4 Decisions; Actions Without Meeting. Any approval, determination or other action of the Joint Steering Committee shall require [***] of the Joint Steering Committee, with each Party’s representatives [***]. Action that may be taken at a meeting of the Joint Steering Committee also may be taken without a meeting if a written consent setting forth the action so taken is agreed in writing [***].

4.3.5 Authority. It shall be conclusively presumed that each voting member of the Joint Steering Committee has the authority and approval of such member’s respective senior management in casting the vote described in Section 4.3.4 on matters as described in this Article 4. Notwithstanding the creation of the Joint Steering Committee, each Party to this Agreement shall retain the rights, powers and discretion granted to it hereunder, and the Joint Steering Committee shall not be delegated or vested with any such rights, powers or discretion unless such delegation or vesting is expressly provided for herein or the Parties expressly so agree in writing. The Joint Steering Committee shall not have power to amend or modify this Agreement, to change the time any payment is due from one Party to another, or to impose additional economic burdens on either Party beyond those specifically contemplated by this Agreement without the prior written consent of the Party on which such burden is imposed.

4.3.6 Disputes; Final Decision Making Authority. Any disputes or disagreements arising in the Joint Steering Committee that are unable to be resolved within [***] after the matter is first referred to the Joint Steering Committee shall be referred to executive officers of each Party with subject matter expertise for the current dispute for resolution. If such executive officers are unable to resolve a matter within [***] after the matter is first referred to them, the matter shall be referred to the [***] of each Party for resolution. If the [***] are unable to resolve a matter within [***] after the matter is first referred to them, then the final decision on such matters shall be made through expedited “Short Form Arbitration” in accordance with Section 23.4.

Section 4.4 Collaboration Accounting Policies. Promptly, but in no event later than [***], following the Effective Date the Parties shall develop the Collaboration Accounting Policies. Following adoption by the Parties, the Collaboration Accounting Policies can be changed or deviations approved only with the written consent of both Parties.

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Section 4.5 Certain Terms Relating to [***].

4.5.1 Requests for [***]. No later than [***], Agensys shall [***] requesting a [***] pursuant to [***] with respect to [***]. No later than [***], Agensys shall [***] of the requirement to [***] set forth in [***]. If necessary, [***] in order to insure that the provisions of [***] will not be [***]. SGI shall be provided with [***]. In addition, if it is likely that the requirements of [***], or any [***], as the case may be, then no later than [***] prior to [***] set forth in [***] with respect to any [***] shall request either additional [***] or, in the case where [***] have already been granted, [***] such that, if [***], the provisions of [***] would not be [***], as the case may be. Agensys shall provide SGI with [***].

4.5.2 [***] Collaboration Antigens. In the event that (a) Agensys [***], and [***] of receipt of such [***], or (b) [***], and such [***] is not resolved within [***], or (c) the commercial license with respect to any Collaboration Antigen, [***], or (d) the [***], or (e) with respect to the [***] of the time periods set forth in [***], (each of (a) through (e), a “Triggering Event”) then with respect to each Collaboration Antigen or SGI Product Antigen that is the subject of such Triggering Event (a “[***]”), (x) SGI may in its sole discretion, pursuant to written notice to Agensys within [***] of the Triggering Event, [***] in accordance with the provisions of this Agreement [***], or (y) if the Triggering Event is (e) above, SGI may, [***], pursuant to the terms of this Agreement, provided that, [***]; provided further, that if SGI elects to exercise its rights under this Section 4.5.2(y) and any Triggering Event occurs pursuant to subsections (a) through (d), [***], provided that, such designation may only occur within [***] of [***], and provided further, that the Research License Period for such [***] of (a) [***], and (b) [***].

4.5.3 Credit for [***]. Agensys shall [***] that relate to a [***], Agensys shall [***] under this Agreement with respect to any other Collaboration Product, provided that, if SGI does [***] after the Triggering Event, Agensys shall [***].

4.5.4 [***]; Notification. In addition, in the event that any [***] as a result of a [***], or the [***] or other [***], (each an “[***]”) with respect to any Collaboration Antigen, any SGI Product Antigen (provided the [***] occurred prior to the Collaboration Antigen becoming an SGI Product Antigen), and/or products targeting such Antigens, [***], provided that, in the case of a payment that is accelerated, but would otherwise become due and [***] under this Agreement, SGI shall [***], provided, SGI and Agensys are obligated to share such costs on the Payment Date. [***]. [***]. [***]. Agensys shall promptly, and in no event later than [***], advise SGI through the JSC of any and all [***], including without limitation, [***].

Article 5

DEVELOPMENT PROGRAM FOR COLLABORATION PRODUCTS

Section 5.1 Preparation of Manufacturing, Preclinical and Clinical Development Plan. Promptly, but in no event later than [***] after designation of a Collaboration Product under Section 4.1, the JSC shall prepare and agree upon the initial Manufacturing,

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Preclinical and Clinical Development Plan for the then current Calendar Year. Thereafter, the Joint Steering Committee shall prepare a Manufacturing, Preclinical and Clinical Development Plan for each Calendar Year during which it is anticipated that Development activities will occur at least [***] prior to the commencement of such Calendar Year. In the event that the JSC does not approve such Manufacturing, Preclinical and Clinical Development Plan, then the Manufacturing, Preclinical and Clinical Development Plan in effect for the prior Calendar Year shall be automatically extended for up to [***] while the JSC works to agree upon an updated Manufacturing, Preclinical and Clinical Development Plan for such Calendar Year which is satisfactory to the Parties.

5.1.1 Review and Amendment of Manufacturing, Preclinical and Clinical Development Plan. The JSC shall review the then current Manufacturing, Preclinical and Clinical Development Plan from time to time, but at least every [***], and shall prepare and approve updates and amendments as appropriate.

5.1.2 Content of Manufacturing, Preclinical and Clinical Development Plan. Each Manufacturing, Preclinical and Clinical Development Plan shall contain the specific Development objectives to be achieved during the applicable Calendar Year, the specific activities to be performed by each of the Parties in connection with the Development of the Collaboration Products, the timelines for performing such activities and a detailed budget for performing such activities. Each Manufacturing, Preclinical and Clinical Development Plan shall be consistent with the other terms and conditions of this Agreement. For purposes of clarity, the allocation of regulatory activities relating to the Development of Collaboration Products shall be governed by Article 7 unless otherwise agreed upon in writing by the JSC.

Section 5.2 Development Activities. Each Party shall use Commercially Reasonable Efforts to perform its obligations with respect to the Development of Collaboration Products in accordance with the Manufacturing, Preclinical and Clinical Development Plan and all such activities shall be conducted in accordance with all Applicable Laws, including as applicable, GCPs, GLPs and GMPs. As part of such efforts, each Party shall commit the personnel and facilities necessary to carry out its obligations under the Manufacturing, Preclinical and Clinical Development Plan. Neither SGI nor Agensys shall be required to undertake any activity relating to the Development of a Collaboration Product that it believes, in good faith, may violate any Applicable Law. The Parties acknowledge and agree that neither Party guarantees the success of the Development tasks undertaken hereunder.

Section 5.3 Reports. Each Party shall submit periodic written reports to the JSC as may be required by the Manufacturing, Preclinical and Clinical Development Plan, but in all cases no less than [***] per [***], detailing its activities with respect to the Development of the Collaboration Product, including all Development Costs incurred by such Party during such [***] and all FTEs utilized in such [***] in connection with such Development activities. The JSC shall use such periodic reports to monitor the Parties’ respective contributions to the Development of the Collaboration Product.

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Section 5.4 Development Costs. Unless otherwise provided in this Agreement, the Parties will [***] all Development Costs (which have been set forth in the applicable approved Manufacturing, Preclinical and Clinical Development Plan or in the Initial Collaboration Product Plan, as applicable) with respect to the Development activities hereunder in accordance with the provisions of Article 12. The JSC shall review on a quarterly basis the Development Costs against the budget for such expenses in the applicable Calendar Year. If in the course of such quarterly review the JSC determines that the actual amounts incurred for Development Costs are likely to be higher than budgeted, the JSC shall review the reasons for such potential overrun and determine whether such overrun is appropriate. The JSC may, if appropriate, amend the Manufacturing, Preclinical and Clinical Development Plan to permit such overrun or to reduce such activities such that no overrun is expected. [***].

Section 5.5 Audit.

5.5.1 Development Cost Records. For so long as any Development activities are conducted hereunder and for a period of [***] thereafter, each Party shall keep and maintain, and shall require its Affiliates to keep and maintain, accurate and complete records of activities performed by each such Party (including Development Costs incurred and FTEs utilized) in connection with its Development activities hereunder. Not more than [***], each Party shall have the right to engage an independent certified public accounting firm of nationally recognized standing and reasonably acceptable to the other Party, which shall have the right to examine in confidence the relevant books, records or other relevant reports, of such other Party and its respective Affiliates as may be reasonably necessary to determine and/or verify the accuracy of the reports submitted to the JSC in connection with the performance of a Party’s Development obligations hereunder.

5.5.2 Procedure. Such examination shall be conducted, and each Party shall make its records available, during normal business hours, after at least [***] prior written notice shall have been provided by the other Party, as applicable, and shall take place at the facility(ies) where such records are maintained. Each such examination shall be limited to pertinent books, records and reports for any year ending not more than [***] prior to the date of request; provided, that, no Party shall be permitted to audit the same period of time more than [***]. Before permitting such independent accounting firm to have access to such books and records, the non-requesting Party may require such independent accounting firm and its personnel involved in such audit to sign a confidentiality agreement (in form and substance reasonably acceptable to such Party) as to any confidential information which is to be provided to such accounting firm or to which such accounting firm will have access while conducting the audit under this paragraph. The accounting firm shall provide both SGI and Agensys with a written report stating whether the reports submitted by SGI or Agensys, as applicable, are correct or incorrect and the specific details concerning any discrepancies. Such accounting firm may not reveal to the other Party any information learned in the course of such audit other than the amount of any such discrepancies. Each Party agrees that all such information shall be Confidential Information of the other Party and further agrees to hold in strict confidence all information disclosed to it in accordance with Article 14.

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5.5.3 Cost of Audit. The Party initiating such Audit shall bear the full cost of such audit unless such audit discloses that the actual expenses incurred in the conduct of a Party’s obligations under a Development Plan, as applicable, are lower than that reported by such Party by [***], in which case the other Party shall [***].

Section 5.6 Development Program Records. All work conducted by either Party in connection with the Development Program under this Article 5 and, with respect to the Initial Collaboration Product, Article 4 as well, shall be completely and accurately recorded in sufficient detail and in good scientific manner and in any event completely separated from any work done under the ADC Research Program. On reasonable notice, and at reasonable intervals, each Party shall have the right to inspect and copy all such records of the other Party reflecting Development done hereunder to the extent reasonably required to carry out its obligations and to exercise its rights hereunder. All such records shall be considered Collaboration Inventions.

Section 5.7 Liability. In connection with conduct of the Development activities hereunder, each Party shall be responsible for, and hereby assumes, any and all risks of personal injury or property damage attributable to the negligent acts or omissions of that Party or its Affiliates, and their respective directors, officers, employees and agents.

Section 5.8 Use of Approved Subcontractors. Either Party may perform some or all of its obligations under the Development Program through one or more Approved Subcontractors; provided, that (a) none of the rights of the other Party hereunder are diminished or are otherwise adversely affected as a result of such subcontracting and (b) the Approved Subcontractor undertakes in writing all obligations of confidentiality and non-use regarding both Party’s Confidential Information which are substantially the same as those undertaken by the Parties hereunder. In the event that a Party performs one or more of its obligations under the Development Program through any such Approved Subcontractor, then such Party shall at all times be responsible for the performance by such Approved Subcontractor of such Party’s obligations hereunder.

Section 5.9 Termination of Co-Funding; Out-License of Collaboration Products.

5.9.1 Voluntary Termination by Either Party. Either Party shall have the right to terminate its co-funding obligation (the “Non-Continuing Party”) for the Collaboration Program for the Initial Collaboration Products and/or the Collaboration Program for the Second Collaboration Products, effective [***] (the “Opt-Out Date”) after providing irrevocable, written notice to the other Party (the “Continuing Party”) of such election to terminate (the “Opt-Out Notice”). For the avoidance of doubt, if a Party exercises its right to terminate its co-funding obligation with respect to a Collaboration Program, such termination shall cover [***]. Within [***] after receipt of such notice, the Continuing Party shall notify the Non-Continuing Party in writing whether or not it elects to assume sole responsibility for, and all costs and obligations of, the continued Development and Commercialization of such Collaboration Product. If the Continuing Party so elects, upon the effective date of such termination: (a) such Collaboration Product shall

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thereafter be deemed an “Agensys Product” if Agensys is the Continuing Party or an “SGI Product” if SGI is the Continuing Party; (b) the Non-Continuing Party shall [***], and (c) promptly after the Non-Continuing Party’s election, the Parties shall work together to transfer and assign all regulatory documents, contracts, materials and Information that related solely to such Unilateral Product to the Continuing Party or its designees to the extent necessary for the Continuing Party to assume such sole responsibility. The Non-Continuing Party shall [***] for the Development of such Unilateral Product and shall [***] with respect to such Product through the effective date of such termination, except that the Non-Continuing Party shall remain responsible for its share of non-cancellable Development Costs that have already been approved by the JSC beyond the effective date of termination. If the Continuing Party utilizes the goods or services purchased with such non-cancellable Development Costs, the Continuing Party shall [***].

5.9.2 Third Party Collaboration Agreements. In the event the JSC determines to engage a Third Party to collaborate with the Parties with respect to the Development or Commercialization of a Collaboration Product, or in the event that both Parties wish to opt-out of Development of a Collaboration Product, the JSC shall determine the strategy, timing and other matters relating to finding such Third Party and entering into the appropriate Third Party Collaboration Agreement. At such time as the JSC determines to recruit a Third Party, the JSC shall determine whether to designate a Party to take the lead in negotiating and entering into the applicable Third Party Collaboration Agreement or to allocate such responsibilities between the Parties. If one Party is designated to take the lead in negotiating the Third Party Collaboration Agreement, such Party shall provide the other Party with term sheets and agreement drafts during the negotiations (including any proposed execution version) for review and comment and the designated Party shall not enter into any such Third Party Collaboration Agreement (or any amendment, waiver or other modification thereof) without the written approval of the other Party. [***]. If neither Party wishes to continue the Development and Commercialization of a Collaboration Product, and the JSC decides not to license such Collaboration Product to a Third Party or if no good faith negotiation has commenced with a Third Party within a [***] after both Parties have exercised their right to opt-out, then (a) [***] and (b) [***].

Article 6

MANUFACTURE AND SUPPLY OF COLLABORATION PRODUCTS

Section 6.1 Clinical Trial Supply. The Parties agree to develop a [***] to each Collaboration Product as soon as practicable after the selection of the Antibody to be incorporated in the Collaboration Product. As part of the Manufacturing, Preclinical and Clinical Development Plan for each Collaboration Product, the JSC shall direct the transition from any use of a [***] to manufacture the Collaboration Product to the use of a [***] to manufacture the Collaboration Product. The Parties hereby agree that the Lead Regulatory Party, or a Third Party designated by such Lead Regulatory Party and approved by the JSC, shall be responsible for all process science and manufacturing issues related to developing a [***] and any manufacture of a Collaboration Product using a [***] required for Clinical Trials. The costs of manufacturing Collaboration Product using either a [***] or [***] for Clinical Trials shall be deemed Development Costs. All materials for Clinical Trials shall be produced in accordance with all relevant manufacturing standards and all applicable laws and cGMPs.

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Section 6.2 Commercial Supply. As part of each Commercialization Plan for each Collaboration Product, the JSC shall propose which Party, or Third Party(ies), shall be responsible for manufacturing the Collaboration Product and the components thereof for commercial sale in the Territory.

Section 6.3 Supply Agreements.

6.3.1 SGI or Agensys as Supplier. In the case where either SGI or Agensys agrees to be responsible for manufacturing a Collaboration Product (or any component thereof) under the Collaboration Program for research, development, clinical studies and/or commercial sale, the Parties shall enter into a clinical supply agreement or commercial supply agreement, as applicable, on customary and reasonable terms and conditions. Each such supply agreement shall provide, among other things, for a transfer price for such Collaboration Product (or any component thereof) at such Party’s [***], forecasting and ordering requirements and inventory maintenance requirements, and shall be reasonably acceptable to the JSC.

6.3.2 Supply Cooperation. To the extent a Party manufactured a Collaboration Product (or any component thereof) prior to an Opt-Out Date, such Party shall continue such manufacturing for a period of [***] following delivery of the Opt-Out Notice and shall cooperate with the Continuing Party in providing reasonable quantities of such component(s), SGI Product or Agensys Product (as the case may be) to effectuate the smooth transition of such manufacture to the Continuing Party or to a Third Party selected by the Continuing Party. At the request of the Continuing Party the Non-Continuing Party shall continue to manufacture reasonable quantities of such component(s), SGI Product or Agensys Product (as the case may be) [***]. The provisions of this Section 6.3.2 are contingent on the Continuing Party paying the Non-Continuing Party for such manufacture at the rate of [***] of Non-Continuing Party’s [***].

6.3.3 Third Party as Supplier. In the case where the JSC elects to designate a Third Party to be responsible for manufacturing a Collaboration Product (or any component thereof) for clinical studies and/or commercial sale, the Parties shall enter into a clinical supply agreement or commercial supply agreement, as applicable, with such Third Party on customary and reasonable terms and conditions. Each such supply agreement shall provide, among other things, for forecasting and ordering requirements and inventory maintenance requirements, and shall be reasonably acceptable to the JSC. The JSC shall determine the strategy, timing and other matters relating to finding such Third Party and entering into the appropriate clinical supply agreement or commercial supply agreement, as applicable. At such time as the JSC determines to recruit a Third Party, the JSC shall determine whether to designate a Party to take the lead in negotiating and entering into the applicable clinical supply agreement or commercial supply agreement, as applicable, or to allocate such responsibilities between the Parties. If one Party is designated to take the lead in negotiating such agreement, such Party shall provide the other Party

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with term sheets and agreement drafts during the negotiations (including any proposed execution version) for review and comment and the designated Party shall not enter into any such clinical supply agreement or commercial supply agreement, as applicable, (or any amendment, waiver or other modification thereof) without the written approval of the other Party.

Article 7

REGULATORY MATTERS FOR COLLABORATION PRODUCTS

Section 7.1 General. The JSC shall be responsible for overseeing, monitoring and coordinating regulatory actions, communications and filings with, and submissions to, all applicable Regulatory Authorities with respect to a given Collaboration Product and shall delegate operational activities to the Party that is named “Sponsor” of the regulatory filing as per 21 CFR 312.3 (Part B) and/or 21 CFR 312.50 with respect to such Collaboration Product (the “Lead Regulatory Party”). The Parties agree to develop a [***] to each Collaboration Product as soon a practicable after the selection of the Antibody to be incorporated in the Collaboration Product. As Lead Regulatory Party for the Initial Collaboration Product, [***] “Sponsor” on the IND for the Initial Collaboration Product comprising the [***] (the “[***]”). Subject to JSC approval, [***] “Sponsor” on the IND for the Initial Collaboration Product comprising the [***] to the Initial Collaboration Antigen (the “[***]”). Following Initiation of the first clinical trial under the [***], no further Clinical Trials would be Initiated under the [***], unless specifically requested by the JSC. As Lead Regulatory Party for the Second Collaboration Product [***] “Sponsor” on each IND for the Second Collaboration Product.

Section 7.2 Ownership of Regulatory Approvals. Unless otherwise proposed by the JSC and agreed to by the Parties, the Lead Regulatory Party shall own all INDs, BLAs and other Regulatory Approvals for the Collaboration Product for which it is responsible. The Lead Regulatory Party shall promptly license, transfer, provide a letter of reference with respect to, or take other action necessary to make available such Regulatory Approvals (including INDs and BLAs) to the other Party as may be reasonably necessary to enable such other Party to fulfill its Development and Commercialization obligations hereunder. SGI shall, in all cases, prepare, own and be responsible for the section of the applicable DMF that describes the Drug Conjugation Technology. Agensys may reference such section, but shall have no right, and SGI shall have no obligation, to provide any such information to Agensys and may require the applicable Regulatory Authority to maintain such information as confidential.

Section 7.3 Regulatory Coordination.

7.3.1 Responsibilities of Lead Regulatory Party. The Lead Regulatory Party shall oversee, monitor and coordinate all regulatory actions, communications and filings with, and submissions to, all applicable Regulatory Authorities with respect to the relevant therapeutic areas of the relevant Collaboration Product. The Lead Regulatory Party shall also be responsible for interfacing, corresponding and meeting with the applicable Regulatory Authorities with respect to the relevant therapeutic areas of the relevant Collaboration Product. The Lead Regulatory Party will use its best efforts to include a representative of the other Party in all meetings and telephone discussions between representatives of the Lead Regulatory Party and such Regulatory Authority related to a Collaboration Product.

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7.3.2 Review of Correspondence. The Lead Regulatory Party shall provide the other Party with drafts of any material documents and other correspondence to be submitted to a Regulatory Authority pertaining to a Collaboration Product, sufficiently in advance of submission so that the other Party may review and comment on such documents or other correspondence and have a reasonable opportunity to influence the substance of such submissions. The Lead Regulatory Party shall promptly provide the other Party with copies of any documents or other correspondence received from or submitted to a Regulatory Authority pertaining to a Collaboration Product.

Section 7.4 Assistance. Each Party shall cooperate with the other Party to provide all reasonable assistance and take all actions reasonably requested by the other Party that are necessary to enable such Party to comply with any regulatory requirements under Applicable Law with respect to any Collaboration Product, including (a) obtaining and maintaining Regulatory Approvals, (b) submitting annual reports and (c) performing pharmacovigilance activities. Such assistance and actions shall include, among other things, notifying the other Party within [***] of any information it receives from a Regulatory Authority which (i) raises any material concerns regarding the safety or efficacy of a Collaboration Product, (ii) indicates or suggests a potential material liability for either Party to Third Parties arising in connection with a Collaboration Product or (iii) is reasonably likely to lead to a recall or market withdrawal of a Collaboration Product.

Section 7.5 Adverse Events.

7.5.1 Reporting to Government Authorities. Each Party shall, and shall cause its respective Affiliates to, furnish timely notice as required by applicable worldwide regulations (i.e. currently not later than [***] for deaths and immediately life-threatening Adverse Events and not later than [***] for Serious Adverse Events to all competent governmental agencies in the Territory of all side effects, drug interactions and other Adverse Events identified or suspected with respect to any Product administered, distributed, marketed and sold under authority of any IND or Regulatory Approval. Each Party shall provide the other Party with all necessary assistance in complying with all Adverse Event reporting requirements established by, or required under, any applicable IND and/or Regulatory Approval in the Territory. Accordingly, each Party shall provide the other with timely information, in accordance with the time frames set forth below, on any side effects, drug interactions and Serious Adverse Events relating to any Product to the extent that such Serious Adverse Events could affect the Regulatory Approval for the Product, or relate to the safety, efficacy or potency of the Product.

7.5.2 Reporting to Other Party. Each Party shall, and shall cause its respective Affiliates to, furnish the other Party written notice of all side effects, drug interactions and other Serious Adverse Events regarding a Product reported to such Party or its Affiliates within [***] after any such report. Each Party shall also use its best efforts to obtain, and to furnish to the

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other Party hereto, such information, including, but not limited to, patients, circumstances, consequences and sources of information, reasonably sufficient to permit that other Party to evaluate such side effects, drug interactions or other Serious Adverse Events of the Product. Each Party shall retain all documents, reports, studies and other materials relating to any and all such side effects, drug interactions, or other Serious Adverse Events, as the case may be. Upon reasonable written notice, each Party shall permit the other Party hereto to inspect, and to make copies of, all such documents, reports, studies and other materials, subject to all applicable laws and regulations regarding patient confidentiality and privacy.

Article 8

COMMERCIALIZATION OF COLLABORATION PRODUCTS

Section 8.1 Objectives for Commercialization of Collaboration Products. The Parties shall collaborate in Commercializing the Collaboration Products in accordance with the Commercialization Plan and Co-Promotion Agreement (if applicable) with the objective of achieving the commercial potential of the Collaboration Products and sharing equally in (i) all Development Costs and Commercialization Expenses and (ii) any Product Profit. The Parties agree and acknowledge that, to the extent a given Collaboration Product is Commercialized for use in different therapeutic areas, such Collaboration Product shall have a different commercial presentation for each such therapeutic area (e.g., different dosage strengths or other differentiating characteristics).

Section 8.2 Commercialization Principles. The Parties shall mutually agree, in no event later than [***] after the initiation of the first [***] with respect to a Collaboration Product, a mechanism or structure (including, if required, the formation of a jointly owned entity subject to the written approval of both Parties) that maximizes the positive Product Profit to be shared equally between the Parties. In the event the Parties intend to utilize sales representatives employed by one or both of the Parties to Co-promote Collaboration Products they shall enter into a Co-Promotion Agreement the terms of which shall include without limitation the terms set forth in Schedule I and the applicable provisions of this Article 8.

Section 8.3 Preparation of Commercialization Plan. Promptly, but in no event later than [***] after the initiation of the first [***] with respect to a Collaboration Product: (i) the JSC shall prepare and approve an initial Commercialization Plan for a duration to be decided by the JSC but for not less than the balance of the then current Calendar Year plus the following Calendar Year for review and final written approval by the Parties. Thereafter, the JSC shall prepare a Commercialization Plan for each Calendar Year during which Commercialization activities are anticipated to occur at least [***] prior to the commencement of such Calendar Year. Each Commercialization Plan shall contain the specific Commercialization objectives to be achieved during the applicable period, the specific activities to be performed by each of the Parties in connection with the Commercialization of the Collaboration Products (including promotion, distribution, detailing and marketing activities), as well as a detailed budget for performing such activities. Each Commercialization Plan shall be consistent with the terms and conditions of both this Agreement and the Co-Promotion Agreement (if applicable).

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8.3.1 Amendment of Commercialization Plan. The JSC shall update and amend, as appropriate, the then current Commercialization Plan from time to time.

Section 8.4 Commercialization Activities. Each Party shall use Commercially Reasonable Efforts to perform its obligations with respect to the Commercialization of the Collaboration Products in accordance with the applicable Commercialization Plan and Co-Promotion Agreement (if applicable) and all such activities shall be conducted in accordance with all Applicable Laws, including GMPs. As part of such efforts, each Party shall commit the personnel and other resources necessary to carry out its obligations under the Commercialization Plan and Co-Promotion Agreement (if applicable). Neither Party shall be required to undertake any activity relating to the Commercialization of a Collaboration Product that it believes, in good faith, may violate any Applicable Law.

Section 8.5 Reports. Each Party shall submit periodic reports to the JSC, as may be required by the Commercialization Plan and Co-Promotion Agreement (if applicable), but in all cases no less than [***] per [***], detailing its activities with respect to the Commercialization of the Collaboration Product, including all Commercialization Expenses incurred by such Party for such [***] and all FTEs utilized in connection with such Commercialization activities. The JSC shall use such periodic reports to monitor the Parties’ respective contributions to the Commercialization of the Collaboration Products.

Section 8.6 Promotional Materials. The JSC shall be responsible for creating and developing advertising, promotional, educational and communication materials for marketing, advertising and promotion of the Collaboration Products in the Territory which are intended for distribution to Third Parties (including medical professionals) and to the Parties’ respective sales forces in accordance with the terms of the Commercialization Plan (the “Promotional Materials”). The Parties shall jointly own all copyrights in and to any Promotional Materials which are specifically directed to the Collaboration Products and each Party shall execute all documents and take all actions as are reasonably requested by the other Party to effectuate such joint ownership in such copyrights. Neither Party shall produce (other than as concepts for consideration by the JSC), distribute or otherwise use any Promotional Materials relating to the Collaboration Products which have not been approved in accordance with the procedures established by the JSC.

Section 8.7 Recalls and Medical Inquiries. The JSC shall establish procedures for handling any recalls or customer complaints with respect to Collaboration Products and responding to medical inquiries regarding the Collaboration Products for approval by the JSC. Without limiting the generality of the foregoing, prior to the First Commercial Sale of a Collaboration Product, the Parties shall enter into a pharmacovigilance agreement detailing each Party’s pharmacovigilance responsibilities in connection with the Collaboration Products. Expenses of any recall shall be included in Commercialization Expenses, except that each Party shall be solely

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responsible for costs of a recall to the extent based on (i) the negligence, recklessness or willful misconduct of that Party or its Affiliate, or (ii) the failure by that Party to manufacture or have manufactured by an Affiliate or Third Party the Collaboration Product in accordance with all applicable laws and cGMPs.

Section 8.8 Product Trademarks. The Parties’ shall propose and through the JSC select the trademark, trade dress, logos and slogans under which each Collaboration Product shall be exclusively marketed (each a “Collaboration Product Trademark”). The Parties shall register the Collaboration Product Trademark and shall take all such actions as are required to continue and maintain in full force and effect the trademarks and the registrations thereof. The Parties shall jointly own the trademarks which are specifically directed to the Collaboration Products and each Party shall execute all documents and take all actions as are reasonably requested by the other Party to effectuate such joint ownership in such copyrights. Collaboration Product Trademarks shall be used only pursuant to the terms of this Agreement to identify, and in connection with the marketing of, Collaboration Products and shall not be used by either Party to identify, or in connection with the marketing of, any other products.

Section 8.9 Commercialization Expenses. Commercialization Expenses shall be provided for in a budget to be included in the Commercialization Plan, and shall be borne equally on a Collaboration Product-by-Collaboration Product basis pursuant to Article 12. The JSC shall review on a [***] basis the Commercialization Expenses against the budget for such expenses in the applicable [***]. If in the course of such quarterly review the JSC determines that the actual amounts incurred for Commercialization Expenses are likely to be higher than budgeted, the JSC shall review the reasons for such potential overrun and determine whether such overrun is appropriate. The JSC may, if appropriate, amend the Commercialization Plan to permit such overrun or to reduce such activities such that no overrun is expected. To the extent that a Party incurs expenses in connection with the Commercialization of a Collaboration Product [***] of the [***] (as the same may be amended from time to time), [***].

Section 8.10 Audit. For so long as any Commercialization activities are conducted hereunder and for a period of [***] thereafter, each Party shall keep and maintain, and shall require its Affiliates to keep and maintain, accurate and complete records of activities performed by each such Party (including Commercialization Expenses incurred) in connection with the Commercialization activities hereunder. Not more than [***] per [***], each Party shall have the right to engage an independent certified public accounting firm of nationally recognized standing and reasonably acceptable to the other Party, which shall have the right to examine in confidence the relevant books, records and other relevant reports of such other Party and its respective Affiliates as may be reasonably necessary to determine and/or verify the accuracy of the reports submitted to the JSC in connection with the performance of a Party’s Commercialization obligations and the provisions of Section 5.5.2 and Section 5.5.3 shall apply with respect to such inspection and costs related thereto, mutatis, mutandis.

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Section 8.11 Public Statements Regarding Collaboration Products. Each Party shall ensure that no claims or representations in respect of the Collaboration Products or the characteristics thereof are made by or on behalf of it (by members of its sales force or otherwise) which do not represent an accurate summary or explanation of the labeling of the Collaboration Product or a portion thereof, except to the extent permitted by Applicable Law.

Section 8.12 Labeling. To the extent not prohibited by Applicable Law and subject to approval by the applicable Regulatory Authorities, all product labels for Collaboration Products shall include, in equal prominence, the names of both SGI and Agensys; provided, however, that the name of a non-Continuing Party (as hereinafter defined) shall not be required to be displayed on product labels.

Section 8.13 Liability. In connection with conduct of the Commercialization activities hereunder, each Party shall be responsible for, and hereby assumes, any and all risks of personal injury or property damage attributable to the negligent acts or omissions of that Party or its Affiliates, and their respective directors, officers, employees and agents.

Section 8.14 Use of Subcontractors. Each Party may perform its obligations regarding the Commercialization of Collaboration Products through one or more Approved Subcontractors; provided, that, such Party shall at all times be responsible for the performance by its Approved Subcontractor and such Party otherwise complies with the requirements for use of Approved Subcontractors as set forth in Section 5.8.

Article 9

DEVELOPMENT AND COMMERCIALIZATION OF UNILATERAL PRODUCTS

Section 9.1 Development and Commercialization of Unilateral Products.

Section 9.2 Diligence. Each Party shall use Commercially Reasonable Efforts to develop, manufacture and commercialize Unilateral Products. Agensys shall have sole responsibility for making all decisions regarding the development, manufacture and marketing of Agensys Products and Agensys Licensed Products and SGI shall have sole responsibility for making all decisions regarding the development, manufacture and marketing of SGI Products.

Section 9.3 Conduct. Each Party shall comply with all Applicable Laws (including GCPs, GLPs and GMPs, to the extent applicable) in the development and commercialization of such Unilateral Products, and shall cause its Affiliates and Sublicensees to do the same.

Section 9.4 Funding and Progress Reports. Except as expressly set forth herein, as between SGI and Agensys, Agensys shall be solely responsible for funding all costs of the development and commercialization of Agensys Products and Agensys Licensed Products and SGI shall be solely responsible for funding all costs of the development and commercialization of SGI Products. The Parties shall keep each other informed in a timely manner as to the progress of the development of Unilateral Products.

Section 9.5 Manufacturing. Except as otherwise expressly set forth in this Agreement, Agensys shall be responsible for all manufacturing and supply of Agensys Products and Agensys Licensed Products and SGI shall be responsible for all manufacturing and supply of SGI Products. Notwithstanding the foregoing, during the term of the ADC Research Program, [***] (a) use Commercially Reasonable Efforts to [***], (b) shall consult with [***], and (c) [***]. In the event [***] any materials pursuant to either (b) or (c) above, and such materials are to be cGMP materials, the Parties shall negotiate in good faith a supply agreement governing the terms of any such supply by [***] prices and other such terms as may be appropriate and customary in agreements for the supply of similar products at similar volumes.

Section 9.6 Regulatory. Agensys shall be solely responsible for, and shall solely own, all applications for Regulatory Approval with respect to Agensys Licensed Products and Agensys Products and SGI shall be solely responsible for, and shall solely own, all applications for Regulatory Approval with respect to SGI Products. If ownership of a regulatory filing for a former Collaboration Product cannot be assigned to the Continuing Party under Section 5.9.1 in any country, the non-Continuing party shall grant to the Continuing Party a permanent, exclusive and irrevocable right of access and reference to such regulatory filing for such former Collaboration Product in such country. Should Agensys desire to file an IND or an application for Regulatory Approval, or equivalents of the foregoing, for an Agensys Licensed Product or Agensys Product, SGI will use Commercially Reasonable Efforts to provide at Agensys’ request, technical information reasonably required by Agensys, including information relating to the [***], as well as documents necessary to compile the Chemistry Manufacturing and Controls section of any application for Regulatory Approval, or to provide other [***] data for such filings, and any other relevant information as the Parties may mutually agree. Agensys shall [***] in providing any such information [***] personnel engaged in such activities, as set forth in Section 11.1. Alternatively, if SGI (a) has a DMF with the FDA or equivalent that contains information related to Drug Conjugation Materials that is useful to support an IND or application for Regulatory Approval, or (b) does not have a DMF with the FDA or equivalent that contains information related to Drug Conjugation Materials that is useful to support an IND or application for Regulatory Approval, then Agensys may request that [***]. In the case of 9.6(a) or (b), Agensys shall have a right of reference to such [***].

Section 9.7 [***].

Section 9.7.1 General. [***]. For the avoidance of doubt, [***] have a [***] for any Designated Antigen which becomes a Collaboration Antigen or a SGI Product Antigen, as the case may be, to the extent [***] (prior to the time such Antigen became a [***]) an IND that includes a [***]. For the avoidance of doubt, [***]. Upon (a) [***], or (b) a [***] (prior to the time such Antigen [***]) an IND that includes a [***] (as the case may be) and [***] have [***] from receipt of the [***] (as the case may be) to decide whether to [***]. If [***] to [***], such [***]

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and its associated Antigen shall become a [***], respectively, and all provisions that apply to [***] shall apply to such [***] and associated [***], mutatis, mutandis, provided [***], [***] shall [***] for [***] of its Development Costs specifically incurred by [***] with respect to such [***] to such [***] up until the [***], and such [***].

9.7.2 Reports. [***] shall submit periodic reports to [***] than [***] each [***], detailing [***] activities with respect to the Development for an [***] to any [***]. Unless and until such [***] product becomes a [***], all such information shall be considered [***].

Article 10

LICENSES AND RELATED RIGHTS

Section 10.1 Licenses to Agensys.

10.1.1 Research License. Subject to the terms and conditions of this Agreement, SGI shall automatically be deemed to have granted to Agensys and its Affiliates an exclusive, worldwide, royalty-free license under the SGI Independent Technology solely to conduct the ADC Research Program in accordance with Article 3 of this Agreement (the “Research License”). The Research License shall include the right to evaluate and conduct research on ADC Product Candidates solely for the purpose of determining Agensys’ interest in obtaining an Exclusive License for such Designated Antigen, but shall not include (a) the right to grant sublicenses thereto to any Third Party, (b) the right to initiate any human clinical trial utilizing such ADC Product Candidate in any country or (c) the right to make, have made, use or sell an ADC Product Candidate or any SGI Independent Technology. In addition, Agensys shall not, (i) without SGI’s prior written permission, file any patent applications that claim ADC Product Candidates to Designated Antigens unless and until Agensys obtains an Exclusive License as set forth in Section 10.1.2, at which time Agensys may file such patent applications relating to such Exclusive Antigen subject to the terms and conditions of this Agreement, or (ii) without SGI’s prior written permission, make any publications directly relating to ADC Product Candidates unless and until Agensys obtains the Exclusive License set forth in Section 10.1.2, at which time Agensys may make such publications to such Exclusive Antigen subject to the terms and conditions of this Agreement, including, without limitation, Section 14.6. Notwithstanding the foregoing, Agensys shall be allowed to send ADC Product Candidates under a material transfer or similar agreement to a bona fide Third Party research collaborator for pre-clinical research, provided that such Third Party collaborator is bound by obligations of confidentiality and assignment of inventions to Agensys or SGI, as applicable, consistent with the terms of this Agreement. The Research License shall continue on a Designated Antigen-by-Designated Antigen basis for the Research License Period and shall expire with respect to each Designated Antigen on the earlier of (i) [***], or (ii) [***], or (iii) [***]. For the avoidance of doubt, all Research Licenses granted hereunder shall terminate immediately upon the date Agensys obtains the last of three (3) Exclusive Licenses hereunder.

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10.1.2 Option for Exclusive License. Subject to the provisions of this Agreement, SGI hereby grants Agensys and its Affiliates an option to obtain an Exclusive License (each an “Option”) described below to up to three (3) Exclusive Antigens. Agensys may exercise the Option at any time during the applicable Research License Period (and subject to SGI’s Opt-In Right as set forth in Section 4.1.2) by notifying SGI in writing and paying SGI the Option Exercise Fee described in Section 11.2 if applicable. Subject to SGI’s Opt-In Right as set forth in Section 4.1.2, (a) such Designated Antigen shall be deemed an Exclusive Antigen, for purposes of this Agreement, and (b) SGI shall be deemed to have granted to Agensys and its Affiliates an exclusive (even as to SGI), royalty-bearing license under the SGI Independent Technology, with the right to sublicense as permitted in Section 10.1.3, to discover, develop, have developed, make, have made, import, use, offer for sale, sell and have sold Agensys Licensed Products within the Field in the Territory (an “Exclusive License”), without any further action of the Parties. The Exclusive License shall continue for the Royalty Term, unless earlier terminated pursuant to Article 17. Agensys must exercise the Option with respect to each Designated Antigen within [***] from the later of (i) [***], and (ii) [***]. For the avoidance of doubt, if SGI no longer has an Opt-In Right, Agensys must exercise the Option within [***].

10.1.3 Right to Sublicense Agensys Licensed Products. Agensys and its Affiliates shall have the right to grant sublicenses of each Exclusive License to any Third Party (each an “Agensys Sublicensee”) with respect to any Agensys Licensed Product, provided, such sublicense includes the assignment or license by Agensys to such Agensys Sublicensee of the right, under intellectual property that was not licensed from SGI hereunder, to make, have made, use, sell, offer to sell or import such Agensys Licensed Product. Agensys shall remain fully liable for payment of milestones, royalties and other amounts owing under this Agreement. Each sublicensee shall comply with the terms and conditions of this Agreement and the SGI In-Licenses applicable to Agensys (including all terms of this Agreement identified as applicable to Sublicensee). Agensys shall also require any such Agensys Sublicensee to agree in writing to keep such books and records as are necessary for Agensys to calculate royalties or milestones payable hereunder and will obtain for SGI rights to review the information concerning such books and records in accordance with the terms of this Agreement. Agensys shall notify SGI of each sublicense granted to Third Parties hereunder and shall provide SGI with the name and address of each Agensys Sublicensee and a description of the rights granted and the territory covered by each Agensys Sublicensee.

10.1.4 License to Agensys for Collaboration Products. Subject to the terms of this Agreement, SGI hereby grants Agensys a worldwide, co-exclusive license (with SGI), including the right to sublicense (as proposed by the JSC and approved by the written consent of the Parties and in accordance with Section 10.7), under the SGI Technology and SGI’s interest in the Joint Patents to (a) perform its obligations hereunder with respect to the Collaboration Antigens and associated Collaboration Products in accordance with the Development Plan as mutually agreed upon by the Parties through the JSC, and (b) to make, have made, use, research, develop, test, sell, offer to sell, have sold and import Collaboration Products within the Field in the Territory in accordance with the Commercialization Plan as mutually agreed upon by the Parties through the JSC.

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10.1.5 License to Agensys for Unilateral Products. Subject to the terms of this Agreement, SGI hereby grants Agensys a worldwide, exclusive license (even as to SGI) under the SGI Patents, SGI Technology and SGI’s interest in the Joint Patents solely to make, have made, use, research, develop, test, sell, offer to sell, have sold and import Agensys Products and Agensys Licensed Products within the Field in the Territory. Agensys may grant sublicenses of the licenses granted in this Section 10.1.5 solely for the purpose of research, development, manufacturing and Commercialization of Agensys Products.

Section 10.2 Licenses to SGI.

10.2.1 License to SGI for Designated Antigens. Subject to the provisions of this Agreement, Agensys hereby grants to SGI during the ADC Research Program Term a non-exclusive, royalty-free license under the Agensys Independent Patents, Agensys ADC Patents, Agensys Independent Know-How and Agensys ADC Know-How, solely to enable SGI to perform or have performed its responsibilities under the ADC Research Program with respect to Designated Antigens and associated ADC Product Candidates. SGI may sublicense the rights granted under this Section 10.2.1 only with the prior written consent of Agensys. Any such permitted sublicense shall be expressly made subject to the applicable terms and conditions of this Agreement.

10.2.2 License to SGI for Collaboration Products. Subject to the terms of this Agreement, Agensys hereby grants SGI a worldwide, co-exclusive license (with Agensys), including the right to sublicense (as proposed by the JSC and approved by the written consent of the Parties and in accordance with Section 10.7) under the Agensys Technology and Agensys’ interest in the Joint Patents to (a) perform its obligations hereunder with respect to the Collaboration Antigens and associated Collaboration Products in accordance with the Development Program as mutually agreed upon by the Parties through the JSC, and (b) to make, have made, use, develop, test, sell, offer to sell, have sold and import Collaboration Products within the Field in the Territory in accordance with the Commercialization Plan as mutually agreed upon by the Parties through the JSC.

10.2.3 License to SGI for SGI Products. Subject to the terms of this Agreement, Agensys hereby grants SGI a worldwide, exclusive license under the Agensys Technology and Agensys’ interest in the Joint Patents solely to make, have made, use, develop, test, sell, offer to sell, have sold and import SGI Products within the Field in the Territory. SGI may grant sublicenses of the licenses granted in this Section 10.2.3 solely for the purpose of research, development, manufacturing and Commercialization of SGI Products. In addition, subject to the terms of this Agreement, Agensys hereby grants SGI a fully-paid-up, royalty-free, worldwide, non-exclusive license under the Agensys Technology and Agensys’ interest in the Joint Patents (including antibodies and materials generated during the Collaboration Program for the applicable SGI Product) solely to make, have made, use, develop, test, sell, offer to sell, have sold and import diagnostic products within the Field in the Territory for the sole purpose of enabling SGI to commercialize such SGI Product. Such non-exclusive license shall terminate when the exclusive license to which it relates under this Section 10.2.3 expires or terminates.

Section 10.3 Rights to Sublicense Collaboration Products. Each Party and its Affiliates shall have the right to grant sublicenses of each license set forth under Sections 10.1.4 and 10.2.2 with respect to any Collaboration Product to Approved Subcontractors and Collaboration Sublicensees.

Section 10.4 Improvements and New Technologies for Exclusive Antigens.

10.4.1 Improvements. In the event that, during the ADC Research Program Term, either Party conceives, develops or reduces to practice an Improvement, such Party shall promptly notify the other Party of the discovery of such Improvement. SGI shall own all Improvements and, to the extent that any such Improvements shall have been conceived, developed or reduced to practice by Agensys, Agensys hereby assigns all of its right, title and interest therein to SGI. SGI’s interest in any such Improvements shall be included in the SGI Independent Technology and licensed to Agensys pursuant to the Research License and/or Exclusive License(s) provided in this Article 10.

10.4.2 [***]. Subject to the [***], [***] and its Affiliates shall have the right to practice any [***] that arise during the ADC Research Program Term pursuant to the Research Licenses and/or Exclusive Licenses with respect to [***] granted under Article 10 as follows: [***] of any [***] that arise during the ADC Research Program Term only by providing to [***] a [***] of such [***], including all [***] under which [***] would be able to access such [***], such terms to be [***] to [***] than those [***] of [***]. If [***] at its [***] is interested in [***] such [***] with respect to [***], the Parties shall discuss [***] for such [***] pursuant to this Agreement, which shall include [***] use of such [***] with respect to such [***] and; provided that the [***] shall be deemed to include [***] and [***] (as applicable) relating to or covering such [***] only after the Parties execute an amendment to this Agreement specifying such [***]. Except as set forth in the foregoing sentence and any [***] including any such [***], [***] shall be [***].

10.4.3 Amendment of [***]. [***] shall be amended from time to time to add the patents and patent applications [***] covering [***] in accordance with this Section 10.4.

Section 10.5 New Collaboration Technologies.

10.5.1 New Collaboration Technologies. If either Party reasonably believes that a license to, or other acquisition of, rights under Third Party intellectual property rights is reasonably necessary for the Development or Commercialization of a Collaboration Product, or an ADC targeting the Initial Collaboration Antigen, and should be included in the collaboration hereunder, then such Party may propose entering into a license (or other appropriate acquisition agreement) with such Third Party regarding such intellectual property rights to the JSC and include with such proposal the results of any due diligence such Party may have conducted. If the JSC agrees that such proposed agreement should be entered into (a “Third Party License Agreement”), then the Parties may jointly obtain such license (provided, however that the JSC may designate a Party (or both Parties) to take the lead in negotiating such Third Party License Agreement on such

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terms (economic or otherwise) as the Parties may mutually agree. In the event the JSC proposes one Party to take the lead in negotiating the Third Party License Agreement, and subject to such Party’s consent to such role, such Party shall provide the other Party with terms sheets and agreement drafts during the negotiations (including any proposed execution version) for review and comment and the designated Party shall not enter into any such Third Party License Agreement (or any amendment, waiver or other modification thereof) without the written approval of the other Party. From and after the execution of each Third Party License Agreement entered into in accordance with this Section 10.5.1, the payments owing to such Third Party arising from the activities of the Parties in the conduct of the Development or Commercialization of a Collaboration Product, or an ADC targeting a Collaboration Antigen, shall be shared by the Parties as described in Section 10.5.2. For purposes of clarity, the foregoing is not intended to obligate either Party to enter into, or prevent either Party from entering into, any agreement not approved by the JSC for use in connection with the Development or Commercialization of a Collaboration Product so long as the Party acquiring such rights assumes all financial and other obligations associated therewith and such proposed agreement does not otherwise adversely impact the rights granted to the other Party hereunder or the conduct of the Development Plan and/or Commercialization Plan.

10.5.2 Payments to Third Parties. Any amounts paid to a Third Party (whether in the form of a royalty, up-front payment, milestone or otherwise) from and after the Effective Date on account of any payments under a Third Party License Agreement, in each case as a result of the activities under the Development and/or Commercialization Program hereunder, shall be considered a [***], as applicable (the “Payments to Third Parties”); provided, however that to the extent the agreements giving rise to such Payments to Third Parties cover multiple products, only an allocable portion of such payment shall be considered a “[***]” hereunder (based on the overall number of products covered by such agreement as compared to the number of [***] covered by such agreement) as reasonably determined by the JSC and agreed by the Parties.

Section 10.6 Compliance with the SGI In-Licenses.

10.6.1 SGI In-Licenses.

(a) General. Agensys, its Affiliates and Sublicensees shall comply with all obligations, covenants and conditions of the SGI In-Licenses applicable to Agensys and its Affiliates and Sublicensees, and any amendments thereto, following written disclosure thereof by SGI to Agensys. The Parties agree that [***].

(b) SGI Obligation. SGI will not enter into any amendment to an SGI In-License that [***].

10.6.2 Agensys In-Licenses.

(a) General. SGI, its Affiliates and Sublicensees shall comply with all obligations, covenants and conditions of the Agensys In-Licenses applicable to SGI and its Affiliates and Sublicensees, and any amendments thereto, following written disclosure thereof by Agensys to SGI. The Parties agree that [***].

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(b) Agensys Obligation. Agensys will not enter into any amendment to an Agensys In-License(s) that [***].

Section 10.7 Sublicensing General Provisions. A Party granting sublicenses under Section 10.1.5 or 10.2.3, as the case may be, shall remain fully liable for payment of milestones, royalties and other amounts owing under this Agreement. Each sublicense shall comply with the terms and conditions of this Agreement and the SGI In-Licenses applicable to Agensys or the Agensys In-Licenses applicable to SGI, as the case may be, (including all terms of this Agreement identified as applicable to Sublicensee). The Sublicensing Party shall also require any such Collaboration Sublicensee to agree in writing to keep such books and records as are necessary for such Party to calculate amounts payable hereunder and will obtain for the non Sublicensing Party rights to review the information concerning such books and records in accordance with the terms of this Agreement. The Sublicensing Party shall notify the non-Sublicensing Party of each sublicense granted to Third Parties hereunder and shall provide the non-Sublicensing Party with the name and address of each Sublicensee and a description of the rights granted and the territory covered by each Sublicensee and a copy of the sublicense agreement. The Sublicensing Party may redact from such sublicense agreements any terms that are not relevant to the terms of this Agreement, so long as the terms that are relevant to the terms of this Agreement, including the terms related to the royalties and milestones payable under this Agreement, remain comprehensible. The terms of each sublicense agreement shall be the Confidential Information of the Sublicensing Party. The Parties shall jointly determine the procedures for sublicensing to Collaboration Sublicensees pursuant to Section 10.3 through the JSC.

Article 11

FEES, ROYALTIES AND PAYMENTS FOR UNILATERAL PRODUCTS

Section 11.1 Research Fees for Designated Antigens. Agensys shall pay to SGI the following amounts in consideration of the ADC Research Program:

11.1.1 Agensys shall pay SGI all applicable FTE Fees for technical assistance and/or training as requested in writing by Agensys pursuant to this Agreement. Within [***] after the end of each [***], SGI shall submit a report to Agensys supporting the calculation of the FTE Fees due for such [***]. Agensys shall pay all FTE Fees to SGI within [***] of receipt of each FTE Fees report.

11.1.2 Agensys shall pay SGI for all research grade Drug Conjugation Materials, ADC Product Candidates, Agensys Licensed Products or Agensys Products delivered by SGI to Agensys at the rate of [***] of [***] therefor (the “Supply Fees”). Within [***] after the end of each [***], SGI shall submit a report to Agensys supporting the calculation of the Supply Fees due for such [***]. Agensys shall pay all Supply Fees to SGI within [***] of receipt of each Supply Fees report.

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Section 11.2 Option Exercise Fee. If Agensys obtains an Exclusive License to a Designated Antigen pursuant to Section 10.1.2 that becomes the second (2nd) or third (3rd) Exclusive License because SGI has either (a) elected not to exercise its Opt-In Right, and/or (b) has already utilized its Opt-In Right with respect to a previous Exclusive Antigen, then Agensys would pay SGI a fee of [***] with respect to the second (2nd) Exclusive License and [***] with respect to the third (3rd) Exclusive License. For purposes of clarification, there shall be no exercise payment associated with the first (1st) Exclusive Antigen.

Section 11.3 Exclusive License Maintenance Fees. With respect to each Unilateral Product, the Continuing Party, in the case of an SGI Product or Agensys Product, and Agensys in the case of an Agensys Licensed Product, shall be required to pay an annual maintenance fee to the non-Continuing Party, or to SGI in the case of an Agensys Licensed Product, in the sum of [***] for each associated Unilateral Product by wire transfer of immediately available funds (the “Unilateral Product Maintenance Fee”). Such Unilateral Product Maintenance Fee shall be due on the yearly anniversary of (i) the date the Option was exercised by Agensys or (ii) the date such ADC Product Candidate or Collaboration Product became a Unilateral Product, up through the date on which the Continuing Party, or Agensys in the case of an Agensys Licensed Product, receives Regulatory Approval for a Unilateral Product. Notwithstanding the foregoing, the Unilateral Product Maintenance Fee will not be payable if any payments have been made under [***] of this Agreement with respect to the same Unilateral Product during the [***] preceding the date on which a Unilateral Product Maintenance Fee is due.

Section 11.4 Payments on Agensys Products and SGI Products.

11.4.1 General. During the Royalty Term, the Continuing Party would pay the following royalties (“Royalties”) on Net Sales of each SGI Product or Agensys Product, as the case may be, dependent on the stage of development when the Opt-Out Notice occurred:

Stage	Percent
[***]	[***]
[***]	[***]
[***]	[***]

Section 11.4.2 Payments for the [***]. If applicable and subject to Section 4.5, SGI shall also pay to Agensys [***] on SGI Products occurring after such SGI Product became a SGI Product (i.e., after the Opt-Out Date) pursuant to [***]. In the event of any conflict between the terms related to calculation of [***] payable [***].

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Section 11.5 Royalties Payable on Agensys Products and Agensys Licensed Products.

11.5.1 General. Notwithstanding the provisions of Section 11.3, during the Royalty Term, Agensys shall pay a royalty to SGI of [***] of Net Sales of Agensys Licensed Products in each Calendar Year.

11.5.2 Royalties Payable for the Benefit of [***]. If applicable, Agensys shall also pay to SGI a royalty of [***] of Net Sales of Agensys Products and Agensys Licensed Products in each Calendar Year pursuant to the terms and conditions of the [***]. In the event of any conflict between the terms related to calculation of royalties payable under the [***] and the terms of this Agreement, the terms of the [***].

Section 11.6 Payment Terms. Royalties shown to have accrued by each Royalty Report provided for under Sections 11.4 or 11.5 of this Agreement shall be due [***] after the date such Report is due pursuant to Section 11.9.2.

Section 11.7 Third Party Royalties; Adjustments to Royalties.

11.7.1 General. Each Party shall be solely responsible for paying all royalties owed to Third Parties by such Party on account of sales of Unilateral Products by such Party, its Affiliates or Sublicensees, including royalties owed due to use of the SGI Technology pursuant to the SGI In-Licenses or owed due to use of the Agensys Technology pursuant to the Agensys In-Licenses, [***]. Agensys shall be responsible for the payment of all other consideration (including any milestone payments) due and payable under the SGI In-Licenses triggered by Agensys’ development of Agensys Licensed Products or Agensys Products except as described in the foregoing sentence and/or except as set forth in [***] with regard to any [***]. SGI represents and warrants that all Third Party royalties and milestones owed pursuant to the existing SGI In-Licenses are described in Schedule B (“SGI Existing Third Party Royalties”). Agensys represents and warrants that all Third Party royalties and milestones owed pursuant to the existing Agensys In-Licenses are as set forth in [***] (“Agensys Existing Third Party Royalties”).

11.7.2 Adjustment to Royalties Owed on Agensys Products and Agensys Licensed Products. If the royalty payable to [***] under [***] above by [***], is [***] to less than [***] of Net Sales (the amount of any such [***]), then the royalty otherwise due and payable by Agensys to SGI under Sections 11.4 and 11.5 shall be [***] of the [***]; provided, that any such [***] in the Royalty set forth in Sections 11.4 or 11.5 shall be [***].

Section 11.8 Milestone Payments. For each Unilateral Product, the Continuing Party shall pay the non-Continuing Party, or in the case of Agensys Licensed Products, Agensys shall pay SGI the following amounts within [***] after each Unilateral Product achieves the stated milestone:

(a) [***];

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(b) [***];

(c) [***];

(d) [***];

(e) [***];

(f) [***];

(g) [***]; and

(h) [***].

If any of (a) through (d) above is achieved before a preceding milestone payment has become due, then such payment shall be deemed to become due upon achievement of the subsequent milestone. Milestone payments for Unilateral Products (other than Agensys Licensed Products) shall only be due for milestones that occur after the date a Product becomes a Unilateral Product hereunder.

Section 11.9 Royalty Reports, Exchange Rates.

11.9.1 Royalty Reports. During the Royalty Term, any Party paying royalties hereunder (the “Paying Party”) shall furnish to the non-Paying Party, with respect to each Calendar Quarter, a written report showing, on a consolidated basis in reasonably specific detail and on a country-by-country basis, (a) the Net Sales of Products sold by the Paying Party, its Affiliates and its Sublicensees in the Territory during the corresponding Calendar Quarter including a description of the credits and offsets deducted on a Product by Product and country by country basis to calculate Net Sales; (b) the royalties payable in U.S. dollars, if any, which shall have accrued hereunder based upon such Net Sales of Products; (c) the withholding taxes, if any, required by law to be deducted in respect of such royalties; (d) the dates of the First Commercial Sale of each Product in each country in the Territory, if it has occurred during the corresponding Calendar Quarter; and (e) the exchange rates (as determined pursuant to Section 11.9.3 herein) used in determining the royalty amount expressed in U.S. dollars (collectively, “Royalty Reports”).

11.9.2 Report Due Date. Royalty Reports shall be due on the [***] following the end of the [***] to which such Royalty Report relates. The Parties shall keep complete and accurate records in sufficient detail to properly reflect all gross sales and Net Sales and to enable the royalties payable hereunder to be determined.

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11.9.3 Exchange Rates. With respect to sales of Products invoiced in U.S. dollars, the gross sales, Net Sales, and royalties payable shall be expressed in U.S. dollars. With respect to sales of Products invoiced in a currency other than U.S. dollars, the gross sales, Net Sales and royalties payable shall be expressed in the currency of the invoice issued by the party making the sale together with the U.S. dollars equivalent of the royalty due, calculated at the average rate of exchange published as U.S. daily closing rates by Reuters during the applicable Calendar Quarter.

Article 12

FINANCIAL PROVISIONS FOR COLLABORATION PRODUCTS

Section 12.1 Development Costs. Unless otherwise provided in this Agreement, during the Term, SGI and Agensys shall [***] all Development Costs.

Section 12.2 Reporting and Payment of Development Costs.

12.2.1 Reports.

(a) Within [***] after the end of each Calendar Quarter during which any Development activities are performed hereunder, SGI shall report to Agensys SGI’s individual Development Cost items (with appropriate supporting information) actually incurred during such Calendar Quarter (the “SGI Development Cost Report”).

(b) Within [***] after the end of each Calendar Quarter during which any Development activities are performed hereunder, Agensys shall report to SGI Agensys’ individual Development Cost items (with appropriate supporting information) actually incurred during such Calendar Quarter (the “Agensys Development Cost Report”).

(c) The SGI Development Cost Reports and the Agensys Development Cost Reports will be in such form as the JSC may reasonably agree from time to time.

(d) Within [***] after the end of each Calendar Quarter, the JSC (or the Party appointed by the JSC) shall provide one consolidated Financial Statement for the Development Costs to each Party. Within [***] after receipt of the Financial Statement, the [***].

Section 12.3 Collaboration Product Profit. During the Term, SGI and Agensys shall share equally (50:50) in all Product Profit created by each Collaboration Product.

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Section 12.4 Reporting and Payment of Commercialization Expenses and Product Profit.

12.4.1 Reports. Pursuant to Section 8.2 the Parties shall mutually agree, through the JSC, a mechanism or structure to under which they will share equally (50:50) in all Product Profit created by each Collaboration Product. In reaching this agreement the Parties shall also define and mutually agree, through the JSC, the appropriate arrangements for making reports and payments between the Parties.

Section 12.5 Product Profit Term. Unless this Agreement is earlier terminated pursuant to Article 17, the Parties shall share Product Profit hereunder with respect to each Collaboration Product until each such Collaboration Product is permanently withdrawn from, and is no longer being sold anywhere in, the Territory.

Section 12.6 Other Research Expenses, Development Costs and Commercialization Expenses. For purposes of clarity, the Parties hereto agree and acknowledge that all expenses which are not set forth in the Initial Collaboration Product Plan, or in an Manufacturing, Preclinical and Clinical Development Plan, or Commercialization Plan, (as each may be amended by the JSC from time to time), or otherwise approved by the JSC, shall be borne by the Party incurring such expenses.

Section 12.7 Internal Resources. The Parties agree and acknowledge that it is intended that the activities under each Manufacturing, Preclinical and Clinical Development Plan and Commercialization Plan, when taken as a whole for a given Calendar Year, be allocated and assigned to each Party such that the internal resources devoted to, and participation by the Parties in, the Development and Commercialization activities hereunder, taken as a whole, be substantially equal on an ongoing basis for such Calendar Year. The JSC may propose amendments to the Manufacturing, Preclinical and Clinical Development Plan and the Commercialization Plan as necessary to maintain substantial equality in resources devoted to, and participation by the Parties in, such activities for review and approval by the JSC.

Article 13

PAYMENT TERMS; BOOKS AND RECORDS; AUDIT

Section 13.1 Payment Terms.

13.1.1 Currency. All payments hereunder will be in United States dollars in immediately available funds and will be made by wire transfer from a United States bank located in the United States to such bank account as payee may designate in writing from time to time.

13.1.2 Exchange. All amounts accruing in a currency other than United States dollars will be converted to United States dollars using an exchange rate equal to the arithmetic average of the U.S. daily closing rates published by Reuters during the applicable Calendar Quarter for which payments are being made. The conversation calculations will be provided in any statement reporting converted amounts.

13.1.3 Late Fee. Any payments or portions thereof due hereunder which are not paid on the date such payments are due under this Agreement will bear interest at a rate equal to the lesser of (i) the prime rate as published in The Wall Street Journal, Eastern Edition, under the heading “Money Rates,” on the first day of each calendar quarter in which such payments are overdue, plus [***], or (ii) the maximum rate permitted by law, calculated on the number of days such payment is delinquent, compounded monthly using a three hundred sixty-five (365)-day year.

13.1.4 Legal Restrictions. If at any time legal restrictions prevent the prompt remittance of any monies owed with respect to the Products in any jurisdiction, the remitting Party will notify the receiving Party and make such payments by depositing the amount thereof in local currency in a bank account or other depository in such country in the name of the receiving Party or its designee, and the remitting Party will have no further obligations under this Agreement with respect thereto.

Section 13.2 Record Keeping. In accordance with GAAP consistently applied, each Party and its Affiliates will maintain, and will use Commercially Reasonable Efforts to cause its permitted sublicensees, contractors and agents to maintain, books of account and accurate records relating to the Collaboration Program and each Collaboration Product and Unilateral Product and all amounts payable or receivable under this Agreement, in sufficient detail to permit the other Party to confirm the correctness of such items. All books of account and records will be maintained for a period not less than relevant time permitted for audit of such accounts and records pursuant to Section 13.3 below and for any applicable tax period.

Section 13.3 Audits. Upon the written request of a Party (the “Requesting Party”) and not more than once in each Calendar Year, the other Party (the “Responding Party”) will permit an independent certified public accounting firm of nationally recognized standing, selected by the Requesting Party and reasonably acceptable to the Responding Party, at the Requesting Party’s expense, to have access during normal business hours to the records of the Responding Party as may be reasonably necessary to verify the accuracy of the reports provided under Articles 11 and 12, for any year ending not more than [***] prior to the date of such request. The provisions of Section 5.5.2 and Section 5.5.3 shall apply with respect to such inspection and the costs of such inspection, mutatis, mutandis.

Section 13.4 Tax Matters. Except as otherwise provided below, all amounts due from any paying Party to any receiving Party under this Agreement are gross amounts. The paying Party shall be entitled to deduct the amount of any withholding taxes payable or required to be withheld by it, its Affiliates, licensees, or sublicensees (as applicable) to the extent such paying Party, its Affiliates, licensees, or sublicensees (as applicable) actually pay such withheld amounts to the appropriate governmental authority on behalf of the receiving Party. The paying Party shall use Commercially Reasonable Efforts to minimize any such taxes, levies or charges required to be

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withheld on behalf of the receiving Party. The paying Party promptly shall deliver to the receiving Party proof of payment of all such taxes, levies and other charges, together with copies of all communications from or with such governmental authority with respect thereto, and shall cooperate with the receiving Party in seeking any related tax credits that may be available to the receiving Party with respect thereto.

Article 14

CONFIDENTIALITY

Section 14.1 Confidential Information. For purposes of this Agreement, “Confidential Information” means all information, data, documents (including, without limitation, unpublished patent applications), inventions, trade secrets, know-how or materials (collectively, “Information”) supplied by the other Party under this Agreement, whether disclosed orally, visually, in writing or in any tangible or electronic form or media, that is confidential or proprietary and is marked or otherwise identified as “Confidential” or which the receiving party should reasonably recognize as being confidential. Confidential Information may be owned by the disclosing Party or its Affiliates or held by the disclosing Party or its Affiliates under an obligation of confidentiality to a Third Party. Confidential Information of SGI shall include SGI Independent and Collaboration Know-How and SGI’s interest in any Improvements, Program Inventions, Collaboration Inventions and [***]. Confidential Information of Agensys shall include Agensys Independent and Collaboration Know-How, Agensys Materials and Agensys’ interest in Program Inventions and Collaboration Inventions. The terms of this Agreement shall be the Confidential Information of both Parties. Confidential Information of a Party may also include information relating to such Party’s or its Affiliates’ research programs, development, marketing, manufacturing, regulatory matters, business practices and finances. Information shall not be considered Confidential Information to the extent the receiving Party can demonstrate by competent evidence that such Information:

(a) has been published or otherwise entered the public domain other than by breach by the receiving Party or its Affiliates of this Article 14 or directly or indirectly under another agreement between the Parties that imposed obligations of confidentiality;

(b) has been disclosed to the receiving Party or its Affiliates by a Third Party, provided such Information was not obtained by such Third Party directly or indirectly from the disclosing Party or its Affiliates on a confidential basis;

(c) prior to disclosure by the disclosing Party under this Agreement or directly or indirectly under another agreement between the Parties that imposed obligations of confidentiality, was already in the possession of the receiving Party or its Affiliates; or

(d) was developed independently of and without reference to the disclosing Party’s or its Affiliates’ Confidential Information.

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Section 14.2 Non-Disclosure Obligations. Except as otherwise provided in this Article 14, during the Term and for a period of [***] thereafter, each Party shall maintain in confidence, and use only for purposes as expressly authorized and contemplated by this Agreement, all Confidential Information supplied by the other Party or its Affiliates under this Agreement. Each Party shall use at least reasonable care, and in no event less than the same standard of care as it uses to protect its own Confidential Information, to ensure that its and its Affiliates’ employees, agents, consultants and clinical investigators only make use of the other Party’s Confidential Information for purposes as expressly authorized and contemplated by this Agreement and do not make any unauthorized use or disclosures of such Confidential Information.

Section 14.3 Permitted Disclosures. Notwithstanding Section 14.1, Confidential Information may be disclosed by the receiving Party or its Affiliates solely to the extent such Confidential Information:

(a) is permitted to be disclosed by prior written consent of the other Party;

(b) is disclosed in the filing, prosecution or maintenance of patents solely in accordance with this Agreement, provided (i) such disclosure may be only to the extent reasonably necessary for such purpose and (ii) the receiving Party complies with the obligations set forth in Section 14.1 hereof;

(c) is disclosed to a Regulatory Authority solely in accordance with this Agreement to gain or maintain a Regulatory Approval provided such disclosure may be only to the extent reasonably necessary for such purpose;

(d) is deemed necessary by the receiving Party to be disclosed to such Party’s financial advisors, attorneys or independent accountants for the sole purpose of enabling such financial advisors, attorneys or independent accountants to provide professional advice to the receiving Party on the condition that such Third Parties are bound by confidentiality and non-use obligations customary for the type of professional and are advised that the information being disclosed is confidential;

(e) is deemed necessary by the receiving Party to be disclosed to accredited investors, lenders or potential acquirers or merger candidates in the context of due diligence investigations of such Party solely for the purpose of evaluating a potential business relationship, on the condition that such Third Parties are bound by confidentiality and non-use obligations (i) customary for the type of recipient in the case of all recipients who are not potential acquirers or merger candidates, and (ii) contained in this Agreement, in the case of potential acquirers or merger candidates, but in no event pursuant to (i) or (ii) for a term of less than [***], and are advised that the information being disclosed is confidential;

(f) is deemed necessary by the receiving Party to be disclosed to such potential Sublicensees as permitted hereunder, provided that any such potential Sublicensee is bound by obligations of confidentiality and limitations on use of such Confidential Information contained herein; and

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(g) are disclosed to a potential or bona fide collaborator or manufacturing, development or sales contractor or partner, or Approved Subcontractor but only to the extent directly relevant to the collaboration, partnership or contract and provided that such collaborator, partner or contractor is bound by obligations of confidentiality and limitations on use of such Confidential Information contained herein.

Notwithstanding the disclosures permitted under subsections (a)-(g), such Confidential Information shall remain otherwise subject to the non-disclosure and non-use provisions of this Article 14.

Section 14.4 Compelled Disclosure. If a Party is required by law or judicial or administrative process to disclose Confidential Information of the other Party, the Party being compelled shall (if not prohibited from doing so) promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed by law or judicial or administrative process shall remain otherwise subject to the non-disclosure and non-use provisions of this Article 14, and the Party disclosing Confidential Information pursuant to law or court order shall take all steps reasonably necessary, including without limitation seeking an order of confidentiality, to ensure the continued confidential treatment of such Confidential Information. Each Party agrees that it shall cooperate fully and in a timely manner with the other with respect to all disclosures to the Securities and Exchange Commission and any other governmental or regulatory agencies, including requests for confidential treatment of Confidential Information of either Party included in any such disclosure.

Section 14.5 Press Releases. Neither SGI nor Agensys will, without the prior written consent of the other, issue any press release or make any other public announcement or furnish any statement to any person or entity (other than either Parties’ respective Affiliates) concerning the existence of this Agreement, its terms and the transactions contemplated hereby, except for (i) an initial press release mutually agreed upon by the Parties and (ii) disclosures made in compliance with Sections 14.3, 14.4 or 14.6.

Section 14.6 Publications Regarding Results of the ADC Research Program or the Collaboration Program. Neither Party may publish, present or announce results of the ADC Research Program or the Collaboration Program either orally or in writing (a “Publication”) without complying with the provisions of this Section 14.6. The other Party shall have [***] from receipt of a proposed Publication to provide comments and/or proposed changes to the publishing Party. The publishing Party shall take into account the comments and/or proposed changes made by the other Party on any Publication and shall agree to designate employees or others acting on behalf of the other Party as co-authors on any Publication describing results to which such persons have contributed in accordance with standards applicable to authorship of scientific publications. If the

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other Party reasonably determines that the Publication would entail the public disclosure of such Party’s Confidential Information and/or of a patentable invention upon which a patent application should be filed prior to any such disclosure, submission of the concerned Publication to Third Parties shall be delayed for such period as may be reasonably necessary for deleting any such Confidential Information of the other Party (if the other Party has requested deletion thereof from the proposed Publication), and/or the drafting and filing of a patent application covering such invention, provided such additional period shall not exceed [***] from the date the publishing Party first provided the proposed Publication to the other Party. Any disputes between the Parties regarding a publication shall be referred to the JSC, to the extent it is in existence at the time of such dispute.

Section 14.7 Existing Confidentiality Agreement. The Parties acknowledge having entered into a Non-Disclosure Agreement made as of [***], and confirm that such Non-Disclosure Agreement shall remain in full force and effect and the confidentiality provisions in this Agreement shall be in addition to, and are not intended to supersede, such Non-Disclosure Agreement. Notwithstanding the foregoing, in the event of any conflict between the terms of the Non-Disclosure Agreement and the terms of this Agreement, the terms of this Agreement shall control with respect to the matters addressed by this Agreement.

Article 15

INVENTIONS AND PATENTS

Section 15.1 Ownership of Inventions and Technology; Use of Data.

15.1.1 Disclosure of Inventions. Each Party shall promptly disclose to the other Party the making, conception or reduction to practice of any Program Inventions, Collaboration Inventions or Improvements.

15.1.2 Ownership of Program Inventions. All right, title and interest in all Program Inventions that are discovered, made or conceived as part of the activities conducted pursuant solely to (x) the ADC Research Program, or (y) development or commercialization of Unilateral Products outside the Collaboration Program and in accordance with the rights and licenses set forth herein shall be owned as follows:

(a) Agensys shall own all Program Inventions that (i) are invented solely by one or more employees, agents or consultants of Agensys and do not primarily relate to the SGI Technology or SGI Products or (ii) are invented solely or jointly by employees, agents or consultants of Agensys and/or SGI and primarily relate to an [***]. To the extent that any such Program Inventions referred to in this Section 15.1.2 shall have been invented by SGI and are owned by SGI, SGI hereby assigns all of its right, title and interest therein to Agensys.

(b) SGI shall own all Program Inventions that (i) are invented solely by one or more employees, agents or consultants of SGI and do not primarily relate to an [***], or (ii) are invented solely or jointly by employees, agents or consultants of Agensys and/or SGI and primarily relate to the [***]. To the extent that any Program Inventions referred to in this Section 15.1.2 shall have been invented by Agensys and are owned by Agensys, Agensys hereby assigns all of its right, title and interest therein to SGI.

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(c) Except as set forth in Sections 15.1.2(a) and 15.1.2(b), Agensys and SGI shall jointly own all other Program Inventions.

15.1.3 Ownership of Collaboration Inventions. All right, title and interest in all Collaboration Inventions that are discovered, made or conceived as part of the activities conducted pursuant to the Collaboration Program shall be owned as follows:

(a) [***] own all Collaboration Inventions that are invented solely or jointly by employees, agents or consultants of [***] and/or [***] primarily relate to a [***]. To the extent that any such Collaboration Inventions referred to in this Section 15.1.3(a) shall have been invented by [***] are owned by [***] hereby assigns all of its right, title and interest therein to [***].

(b) [***] shall own all Collaboration Inventions that are invented solely or jointly by employees, agents or consultants of [***] and/or [***] primarily relate to the [***], but [***]. To the extent that any Collaboration Inventions referred to in this Section 15.1.3(b) shall have been invented by [***] and are owned by [***] hereby assigns all of its right, title and interest therein [***].

(c) Except as set forth in Sections 15.1.3(a) and 15.1.3(b), [***] and [***] shall [***] own all other Collaboration Inventions, including, without limitation, all [***]. In the event [***].

15.1.4 Inventorship. Inventorship, for the purposes of this Agreement, shall be determined in accordance with U.S. laws of inventorship.

15.1.5 Ownership of Technology.

(a) Agensys shall own all right, title and interest in and to all Agensys Independent Know-How, Agensys Independent Patents, Agensys Materials, [***], Agensys ADC Know-How, Agensys ADC Patents and Agensys Licensed Products.

(b) SGI shall own all right, title and interest in and to all SGI Technology, Drug Conjugation Materials and Drug Conjugation Technology.

(c) Agensys and SGI will jointly own all right, title and interest in and to all Joint Patents and Joint Know-How and, subject to the terms and conditions of this Agreement, during the term of this Agreement, neither Party nor its Affiliates will have the right to exploit any Joint Patents or Joint Know How without accounting to, or consent from, the other Party.

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Section 15.2 Employee Assignment and Disclosure. To the extent permissible under Applicable Law, each Party will cause each employee and contractor conducting work on such Party’s behalf under this Agreement to be subject to a contract that (a) compels prompt disclosure to the Party of all inventions and other intellectual property conceived, created or reduced to practice by such employee or contractor during any performance under the ADC Research Program or the Collaboration Program and (b) automatically assigns to the Party all right, title and interest in and to all such inventions and other intellectual property and all related Patents. Each Party will require each employee and contractor conducting work on such Party’s behalf under this Agreement to maintain records in sufficient detail and in a good scientific manner appropriate for patent purposes to properly reflect all work done. Each Party shall maintain separate books and records for performance of the ADC Research Program and performance of the Collaboration Program for patent purposes and to insure compliance by each Party with the intellectual property and other terms of this Agreement.

Section 15.3 Transfer of Agensys Technology. Agensys will use Commercially Reasonable Efforts to make available to SGI all Agensys Independent Technology and Agensys Collaboration Technology that is necessary for SGI to perform its obligations under this Agreement or is required to be provided pursuant to any Development Plan or Commercialization Plan. Without the prior written consent of Agensys, neither SGI nor its Affiliates may use any Agensys Independent Technology or Agensys Collaboration Technology that is Agensys Confidential Information for any purpose not expressly authorized by the terms of this Agreement. For the avoidance of doubt, any Agensys Technology to be transferred under the ADC Research Program is set forth in Section 3.8 and nothing in this Section 15.3 shall require Agensys to transfer any Technology for the ADC Research Program, except as expressly set forth in Section 3.8.

Section 15.4 Transfer of SGI Technology. SGI will use Commercially Reasonable Efforts to make available to Agensys all SGI Independent Technology and SGI Collaboration Technology that is necessary for Agensys to perform its obligations under this Agreement or is required to be provided pursuant to any Development Plan or Commercialization Plan. Without the prior written consent of SGI, neither Agensys nor its Affiliates may use any SGI Independent Technology or SGI Collaboration Technology that is SGI Confidential Information for any purpose not expressly authorized by the terms of this Agreement. For the avoidance of doubt, any SGI Technology to be transferred under the ADC Research Program is set forth in Section 3.9 and nothing in this Section 15.4 shall require SGI to transfer any Technology for the ADC Research Program, except as expressly set forth in Section 3.9.

Section 15.5 No Title Transfer. The transfer to a Party of any physical item that embodies any Independent Technology or Collaboration Technology owned by the transferring Party will not be, and will not be construed to be: (a) a sale, lease, offer to sell or lease or other transfer of title or ownership to the receiving Party of such Independent Technology or Collaboration Technology; or (b) a license to the receiving Party (except as expressly provided in this Agreement) under such Independent Technology or Collaboration Technology.

Section 15.6 Patent Prosecution Maintenance and Enforcement of Independent Patents.

15.6.1 Prosecution. Each Party will have the exclusive right, but not the obligation, at its sole expense, to prepare, file, prosecute, maintain and abandon all of its Independent Patents. Expenses associated with preparation, filing, prosecution and maintenance of Independent Patents will not be IP and Trademark Costs. Each Party shall, at its sole expense, prepare, file, prosecute and maintain such Independent Patents in good faith consistent with its customary patent policy and its reasonable business judgment, and shall consider in good faith the interests of the other Party in so doing. If, during the term of this Agreement, either Party intends to allow any patent in that Party’s Independent Patents that may effect the development or commercialization of a Product hereunder to expire or intends to otherwise abandon any such patent, such Party shall notify the other Party of such intention at least [***] prior to the date upon which such patent shall expire or be abandoned, and the non-Controlling Party shall thereupon have the right, but not the obligation, to assume responsibility for the preparation, filing, prosecution or maintenance thereof, at its sole costs and expense.

15.6.2. Enforcement. Each Party (the “Controlling Party”) will have the first right (but not the obligation) to take the appropriate steps to enforce or defend any Patent within its Independent Patents against an infringement by a Third Party. The Controlling Party may take steps including the initiation, prosecution and control any suit, proceeding or other legal action by counsel of its own choice. The Controlling Party will bear the costs of such enforcement or defense. Notwithstanding the foregoing, the non-Controlling Party will have the right, at its own expense, to be represented in any such action by counsel of its own choice. If the Controlling Party fails to take the appropriate steps to enforce or defend any Patent within its Independent Patents against an infringement by a Third Party with respect to any product that competes with an existing Collaboration Product or Unilateral Product, as the case may be, (an “Infringing Product”) within [***] after a request by the non-Controlling Party to do so, then the non-Controlling Party will have the right (but not the obligation), at its own expense, to bring any such suit, action or proceeding by counsel of its own choice and the Controlling Party will have the right, at its own expense, to be represented in any such action by counsel of its own choice.

15.6.2 Recoveries Relating to SGI Independent Patents. All monies recovered upon the final judgment or settlement of any such suit to enforce any SGI Independent Patents with respect to the manufacture, use or sale by Third Parties of an Infringing Product shall be allocated first to any Third Party from which SGI obtained a license with respect to such SGI Independent Patents, to the extent required under the relevant SGI In-License and to the extent SGI Independent Patents were the subject of the enforcement; second to the Party controlling the enforcement action to the extent necessary to compensate it for its expenses in its enforcement and to the other Party to the extent necessary to compensate it for its expenses in cooperating with the enforcement; and finally prorated in accordance with the damages for which such judgment or settlement is reasonably intended to compensate.

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15.6.2 Recoveries Relating to Agensys Independent Patents. All monies recovered upon the final judgment or settlement of any such suit to enforce any Agensys Independent Patents with respect to the manufacture, use or sale by Third Parties of an Infringing Product shall be allocated first to any Third Party from which Agensys obtained a license with respect to such Agensys Independent Patents, to the extent required under the relevant Agensys In-License and to the extent Agensys Independent Patents were the subject of the enforcement; second to the Party controlling the enforcement action to the extent necessary to compensate it for its expenses in its enforcement and to the other Party to the extent necessary to compensate it for its expenses in cooperating with the enforcement; and finally prorated in accordance with the damages for which such judgment or settlement is reasonably intended to compensate.

Section 15.7 Patent Prosecution and Maintenance of Collaboration Patents.

15.7.1 Independent Collaboration Patents. Each Party will have the exclusive right, but not the obligation, at its sole expense (subject to reimbursement under Section 12.2), to prepare, file, prosecute and maintain all of its Collaboration Patents. All reasonable costs and fees incurred by a Party in connection with preparation, filing, prosecution and maintenance of Collaboration Patents in a Major Market Country will be included as an element of IP and Trademark Costs. To the extent any Collaboration Patent is or becomes necessary for or important to performance by either Party of any aspect of the Collaboration Program or necessary for or important to manufacture or Commercialization of a Collaboration Product or SGI Product or Agensys Product, as the case may be, the Party owning such Collaboration Patent will exercise Commercially Reasonable Efforts consistent with good faith business practices to maintain Control of such Collaboration Patents.

(a) To the extent a Party elects not to file for a Collaboration Patent in a Major Market Country or elects to abandon any Collaboration Patent already filed in any country, that Party will notify the other Party in writing not less than [***] prior to the date such election is irrevocable without additional cost, and will offer the other Party the opportunity to assume, [***], the right to file for, prosecute and maintain such Collaboration Patent in such country. If the other Party accepts the offer by written notice to the first Party, the first Party will assign such Collaboration Patent to the other Party and will reasonably assist the other Party in assuming the filing, prosecution and maintenance of such Collaboration Patent in such country. Such Collaboration Patent thereafter will be the other Party’s Independent Patent.

(b) With respect to each United States Patent that is a Collaboration Patent, not less than [***] before filing any application for corresponding patent protection in foreign countries, the Party owning the Collaboration Patent will give to the JSC a copy of the priority application and written notice of the foreign countries selected for filing. The JSC, in writing within [***] after such notice, may reject any selected country outside the Major Market Countries and may request filing of applications in additional foreign countries. The Party will file in such additional countries and may file in the rejected countries. All reasonable costs associated with filing, prosecution and maintenance of Patents in Major Market Countries and in any such additional countries requested by the JSC will be included as an element of IP and Trademark Costs (as applicable).

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(c) Pursuant to schedules determined by the JSC, each Party will provide to the other Party a written report of the status of each pending and issued Collaboration Patent.

15.7.2 Joint Collaboration Patents.

(a) The JSC will select mutually-acceptable outside counsel (to be agreed upon by the JSC within [***] of the Effective Date) to conduct the preparation, filing, prosecution and maintenance of each Joint Collaboration Patent under the joint control of both Parties. The outside counsel will prepare, file, prosecute and maintain all Joint Collaboration Patents in each of the Major Market Countries and such other countries as the JSC approves, and the reasonable expenses thereof will be IP and Trademark Costs (as applicable).

(b) If a Party elects not to share the cost of a Joint Collaboration Patent in any country (other than a Major Market Country or such other countries as the JSC approves) or elects to discontinue sharing expenses for any Joint Collaboration Patent already filed in any country, such Party will notify the other Party in writing of such election and will offer the other Party the opportunity to assume, at the other Party’s sole expense, the right to file for, prosecute and maintain such Joint Collaboration Patent in such country. If the other Party accepts the offer by written notice to the one Party within [***] after the notice, the one Party will assign its interest in such Joint Collaboration Patent to the other Party and will reasonably assist the other Party in assuming the filing, prosecution and maintenance of such Joint Collaboration Patent in such country. Such Joint Collaboration Patent thereafter will be the other Party’s Independent Patent.

(c) With respect to filing, prosecution and maintenance of each Joint Collaboration Patent, the outside counsel will provide to each Party: (i) a copy of the patent application sufficiently prior to filing to permit each Party reasonable opportunity to review and make reasonable comments thereon; (ii) a copy of the patent application promptly after such filing; (iii) copies of all substantive communications received from patent office(s) with respect to such filings; and (iv) copies of all substantive communications to be sent to the patent office(s) with respect to such filings sufficiently before a due date to permit each Party to review and make reasonable comments thereon.

(d) Each Party, when requested by the outside counsel, will use commercially reasonable efforts to assist the counsel in preparing, filing or maintaining the patent applications and patents within the Joint Collaboration Patents. The reasonable expenses associated with providing such assistance will be IP and Trademark Costs.

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Section 15.8 Independent Collaboration Patents Enforcement. Each Party will promptly notify the other Party in writing if it learns of any actual, alleged or threatened infringement of any Collaboration Patent by a Third Party. The Party Controlling the affected Collaboration Patent will have the first right, but not the obligation, at its own expense, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of the Collaboration Patent by a Third Party, including the defense and settlement. If the Controlling Party does not initiate an infringement action or otherwise take affirmative measures to abate any such actual, alleged or threatened Third Party infringement of the Collaboration Patent within [***] of the later of: (a) receiving notification from the other Party under this Section 15.8 of such infringement; (b) sending notice to the other Party under this Section 15.8 of such infringement; or (c) receiving a written request from the other Party to take action with respect to such infringement, then the other Party will have the right, but not the obligation, [***], to bring suit (or take other appropriate legal action) against any such actual, alleged or threatened infringement of the Collaboration Patent by a Third Party, including the defense and settlement thereof. In the event either Party brings an infringement action in accordance with this Section 15.8, such Party will notify the other Party in writing at least [***] prior to filing such action and the other Party will provide reasonable assistance and authority to file and bring the action, including, if required to bring such action, being joined as a party plaintiff; provided, however, that neither Party will be required to transfer any right, title or interest in or to any of its Collaboration Patents to the other Party or a Third Party to confer standing on a Party hereunder. In addition, if either Party brings an infringement action hereunder, the other Party will have the right to be represented separately in such action by counsel of its own choice, [***]. Any recovery realized as a result of such suit, claim or action or related settlement will first be applied [***]. Reasonable expenses not offset will be IP and Trademark Costs; provided, however, that the Party not bringing the infringement action may, by written notice to the other Party within [***] from receipt of the notice of intent to file such action, [***], in which event [***] and the Party electing [***].

Section 15.9 Joint Collaboration Patents Enforcement. A Party wishing to enforce a Joint Collaboration Patent against infringement will notify the JSC in writing and identify the accused infringer(s). If both Parties approve of the action through the JSC, any monetary recovery will be considered Product Profit and all reasonable expenses incurred in the enforcement action will be IP and Trademark Costs. If the enforcement action for infringement is not approved by both Parties through the JSC, the Party wishing to enforce a Joint Collaboration Patent may still bring the action, but such Party will be solely responsible for all expenses incurred in the enforcement action and will be solely entitled to retain any monetary recovery. In either case, the other Party will cooperate in any such action by (i) agreeing to be named as party to the action solely to the extent necessary to maintain the action, and (ii) not granting any license under the Joint Collaboration Patent to the identified accused infringer(s) until after such action is finally resolved. Neither Party will settle the action without the other Party’s prior written consent, which consent will not be unreasonably withheld or delayed, if the terms of settlement would deprive the other Party of its rights in the asserted Joint Collaboration Patents.

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Section 15.10 Patent Prosecution, Maintenance and Enforcement of Joint Program Improvement Patents.

15.10.1 Patent Prosecution and Maintenance. Patents claiming Program Inventions owned jointly by both Parties in accordance with Section 15.1.2(c) (“Joint Program Invention Patents”) shall be controlled, prepared, filed, prosecuted and maintained by an outside legal firm mutually agreed to between the Parties, under the direction and control (a) of SGI, if primarily related to [***], (b) of Agensys, if primarily related to an [***] or (c) of both Parties, if such Joint Patents are not covered under (a) or (b) above. The Party responsible for filing and controlling patent prosecution and maintenance for Program Inventions, as the case may be, shall provide to the other Party copies of any response, document or communication with patent authorities that could materially affect the scope of any Patent covering Program Inventions or detrimentally effect the rights of the Parties in such inventions in any way, at least [***] prior to the planned submission or communication. Such other Party shall have the opportunity to comment on the response or document within such [***] period, which comments shall be reasonably considered by the Party primarily responsible for the prosecution. If either Party decides not to continue prosecuting Patent or not to maintain a Patent claiming an invention assigned to such Party pursuant to Section 15.1.2 in whole or in part, then such Party shall promptly so notify the other Party (which notice shall be at least [***] before any relevant deadline for such Patent). Thereafter, the other Party shall have the right to prosecute or maintain such Patent, at such Party’s sole expense.

15.10.2 Enforcement of Joint Program Improvement Patents. In the event either Party becomes aware of an infringement by a Third Party of a Joint Program Improvement Patent, it shall promptly notify the other Party and the Parties shall determine a mutually agreeable course of action, prior to any action being taken by either Party.

15.10.3 Recoveries. All monies recovered upon the final judgment or settlement of any such suit to enforce any Joint Patents shall be allocated (i) first to the costs and expenses of the Party taking such action, (ii) second to the costs and expenses (if any) of the other Party, and (iii) any remaining amounts shall be shall be shared equally between the Parties.

Section 15.11 Defense of Third Party Infringement Actions. If Agensys, SGI or any of their respective Affiliates, or Sublicensees, is sued by a Third Party for infringement of a Third Party’s patent because of the use of the SGI Technology or the Agensys Technology in connection with activities conducted pursuant to this Agreement, the Party that has been sued shall promptly notify the other Party within [***] of its receipt of notice of such suit. The notice shall set forth the facts of such infringement available to the relevant Party. The Parties shall then meet to discuss each Party’s commercial interests in the defense of the suit, a plan for the defense of the suit, how the costs of the suit should be allocated, and which Party should have primary control of the suit, provided that if such infringement relates previously to (i) SGI Technology, then SGI shall have the first right to control such suit and (ii) Agensys Technology, then Agensys shall have the first right to control such suit. In no event may the Party controlling the suit settle or otherwise consent to an adverse judgment in such suit that diminishes the rights or interests of the non-controlling Party without the express written consent of the non-controlling Party. If the alleged infringement relates to a Collaboration Product, all reasonable costs associated with the defense of the action will be IP and Trademark Costs, and any payment due to such Third Party as damages or in settlement

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allocated to sales of Collaboration Products during the term of this Agreement will be IP and Trademark Costs if approved in advance in writing by both Parties. Any settlement that requires payment to the Third Party for the prospective right to Commercialize the Collaboration Product will require prior written approval of both Parties. Each Party will individually bear the risks and costs of infringing Third Party Patents for its activities which are outside the scope of this Agreement.

Section 15.12 Cooperation. The Parties shall at all times fully cooperate in order to reasonably implement the foregoing provisions, such cooperation may include the execution of necessary legal documents, coordinating filing and/or prosecution of applications to avoid potential issues during prosecution including novelty, enablement, estoppel and double patenting, execution of amendments and documents for reliance on the CREATE Act (if needed), and the provision of the assistance of its relevant personnel. Without limiting the forgoing, it is understood that even if a Party is permitted to reference the other Party’s Technology in a Patent pursuant to this Article 15, it shall not file any such Patent without first confirming with the non-filing Party in writing that any such filing could not reasonably be expected to adversely affect such Party’s patent strategy. If the non-filing Party determines that any such filing could adversely affect its filing strategy, the filing Party shall not file any such Patent and the Parties shall cooperate in accordance with this Section 15.12 to determine a strategy forward that would protect each Party’s interests, including, without limitation, delaying the filing or co-owning such Patent, as the case may be. Except as otherwise provided in this Agreement, Agensys shall not disclose and/or claim in any patent application, patent or publication any Confidential Information within any SGI Technology, Drug Conjugation Technology or Drug Conjugation Materials without SGI’s prior written consent. Except as otherwise provided in this Agreement, SGI shall not disclose and/or claim in any patent application, patent or publication any Confidential Information within any Agensys Technology without Agensys’ prior written consent.

Section 15.13 Prior Patents. Notwithstanding anything to the contrary in this Agreement, with respect to any SGI Patents that are subject to the SGI In-Licenses or Agensys Independent Patents, Agensys Collaboration Patents and Agensys ADC Patents that are subject to the Agensys In-Licenses, the rights and obligations of the Parties under this Article 15 shall be subject to such Party’s licensors’ rights to participate in and control prosecution, maintenance and enforcement of such Party’s Patents, and to receive a share of damages recovered in such action, in accordance with the terms and conditions of the applicable Party’s In-License.

Article 16

REPRESENTATIONS AND WARRANTIES; ADDITIONAL COVENANTS

Section 16.1 Representations and Warranties.

16.1.1 This Agreement has been duly executed and delivered by each Party and constitutes the valid and binding obligation of each Party, enforceable against such Party in accordance with its terms, except as enforceability may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other laws relating to or affecting creditors’ rights generally and by general equitable principals. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of each Party, its officers and directors.

16.1.2 The execution, delivery and performance of the Agreement by each Party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

16.1.3 SGI represents and warrants that: (a) the [***]; (b) it has the right to grant the licenses granted herein and that as of the Effective Date [***]; (c) as of the Effective Date, [***]; (d) [***]; (e) [***]; and (f) as of the Effective Date, (i) [***], (ii) [***].

16.1.4 Agensys represents and warrants that: (a) [***]; (b) as of the Effective Date, [***]; (c) [***]; (d) [***]; and (f) as of the Effective Date, (i) [***], (ii) [***], and (iii) [***]. Agensys represents and warrants, as of the Effective Date, [***].

Section 16.2 Represented by Counsel. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions.

Section 16.3 Debarment. Each Party represents and warrants to the other Party that neither it, nor any of its Affiliates, has been debarred or is subject to debarment. Each Party covenants to the other Party that neither such Party nor any of its Affiliates will use in any capacity, in connection with the services to be performed under this Agreement, any Party who has been debarred pursuant to Section 306 of the Federal Food, Drug, and Cosmetic Act, as amended, or who is the subject of a conviction described in such section. Each Party will inform the other Party in writing immediately if it or any Third Party who is performing services under this Agreement is debarred or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to such Party’s knowledge, is threatened, relating to the debarment or conviction of such Party or any Third Party performing services hereunder.

Section 16.4 Maintenance of In-Licenses.

16.4.1 SGI In-Licenses. SGI covenants that (a) it will use Commercially Reasonable Efforts to maintain all SGI In-Licenses for the duration of this Agreement, (b) it shall not [***] and (c) it shall provide Agensys with prompt written notice if it receives or issues any notice of breach or alleged breach under the SGI In-Licenses. Without the prior written approval of Agensys, SGI will not consent to any modifications to the SGI In-Licenses or take any other action or fail to take any action that would have the effect of imposing any greater financial or other obligations on, or impairing the exercise of or reduce the rights granted hereunder to, Agensys, its Affiliates or Sublicensees.

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16.4.2 Agensys In-Licenses. Agensys covenants that (a) it will use Commercial Reasonable Efforts to maintain all Agensys In-Licenses for the duration of this Agreement and (b) it shall provide SGI with prompt written notice if it receives or issues any notice of breach or alleged breach under the Agensys In-Licenses. Without the prior written approval of SGI, Agensys will not consent to any modifications to the Agensys In-Licenses or take any other action or fail to take any action that would have the effect of imposing any greater financial or other obligations on, or impairing the exercise of or reduce the rights granted hereunder to, SGI, its Affiliates or Sublicensees.

Section 16.5 Disclaimer of Warranties. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 16 AND SECTION 11.7.1, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY PRODUCTS, COLLABORATION TECHNOLOGY, COLLABORATION PATENTS, OR ANY OF ITS INDEPENDENT TECHNOLOGY OR INDEPENDENT PATENTS, OR THAT THE MANUFACTURE, USE, SALE, OFFER FOR SALE, IMPORT, COPYING OR DISTRIBUTION OF ANY PRODUCT OR METHOD SUBJECT TO THIS AGREEMENT WILL NOT INFRINGE OR MISAPPROPRIATE THE INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY. EXCEPT AS EXPRESSLY SET FORTH IN THIS ARTICLE 16, ALL TECHNOLOGY PROVIDED BY ONE PARTY TO THE OTHER PARTY PURSUANT TO THIS AGREEMENT IS PROVIDED “AS IS.”

Article 17

TERM AND TERMINATION

Section 17.1 Term. Unless earlier terminated pursuant to this Article 17, the term of this Agreement (the “Term”) shall commence on the Effective Date and shall remain in full force and effect until the later of: (a) the expiration of all payment obligations under this Agreement, or the (b) day upon which the Parties cease all Development and Commercialization of Collaboration Products.

Section 17.2 Termination for Convenience by Agensys. Agensys shall have the right to terminate any Research License(s), any Exclusive License(s) or any license granted under Section 10.1.5 to Agensys Products and/or Agensys Licensed Products under this Agreement by providing not less than [***] prior written notice to SGI of such termination. Any such termination by Agensys under this Section 17.2 shall not affect the other Research Licenses, Exclusive Licenses, Agensys Product, Agensys Licensed Product, or Collaboration Product licenses or any sublicense agreement then in effect with respect to the non-terminated licenses. The foregoing notwithstanding, [***]. [***] shall terminate and any [***]. In addition, [***], immediately upon notice from SGI that SGI intends to [***].

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Section 17.3 Termination for Convenience by SGI. SGI shall have the right to terminate any license granted under Section 10.2.3 to SGI Products by providing not less than [***] prior written notice to Agensys of such termination. Any such termination under this Section 17.3 shall not affect the other SGI Product or Collaboration Product licenses or any sublicense agreement then in effect with respect to the non-terminated licenses.

Section 17.4 Termination by Mutual Agreement. The Parties may agree to terminate the Agreement at any time on mutually agreed upon terms.

Section 17.5 Termination for Cause. Either Party may terminate this Agreement for material breach by the other Party (the “Breaching Party”) of any material provision of the Agreement, if the Breaching Party has not cured such breach within [***] after written notice thereof. Following receipt of a notice of breach, the Breaching Party may (i) cure such asserted material breach within [***] after actual receipt of such written notice (or such longer period as may be agreed by the Parties) or (ii) if the Breaching Party disagrees that it is in material breach, initiate dispute resolution pursuant to Section 23.3, whereupon the cure period shall be tolled until the dispute is resolved.

Section 17.6 Termination Upon Bankruptcy. Either Party may terminate this Agreement if, at any time, (a) the other Party shall file in any court or agency pursuant to any statute or regulation of any state, country or jurisdiction, a petition in bankruptcy under Chapter 7 of the U.S. Bankruptcy Code, (b) such other Party shall be served with an involuntary petition in bankruptcy under Chapter 7 of the U.S. Bankruptcy Code against it, and such petition shall not be dismissed within sixty (60) days after the filing thereof, (c) such other Party shall propose or be a party to any dissolution or liquidation, other than a dissolution or liquidation for the purpose of completing a reorganization, consolidation or merger with another entity, or (d) such other Party shall make an assignment for the benefit of its creditors. All rights and licenses granted under this Agreement are, and shall be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(56) of the United States Bankruptcy Code. The Parties agree that in the event of the commencement of a bankruptcy proceeding by or against one Party hereunder under the United States Bankruptcy Code, the other Party shall be entitled to complete access to any such intellectual property, and all embodiments of such intellectual property, pertaining to the rights granted in the licenses hereunder of the Party by or against whom a bankruptcy proceeding has been commenced, subject, however, to payment of the fees, milestone payments and royalties set forth in this Agreement through the effective date of any termination hereunder.

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Section 17.7 Termination of In-Licenses. All rights and obligations under an Agensys In-License sublicensed under this Agreement shall terminate upon [***] prior written notice by Agensys to SGI if SGI performs any action that would constitute a material breach of any material provision of such Agensys In-License Agreement and fails to cure such breach within such [***] period; provided, however, such cure period may be extended by mutual written consent of the Parties. All rights and obligations under an SGI In-License sublicensed under this Agreement shall terminate upon [***] prior written notice by SGI to Agensys if Agensys performs any action that would constitute a material breach of any material provision of such SGI In-License Agreement and fails to cure such breach within such [***] period; provided, however, such cure period may be extended by mutual written consent of the Parties. All rights and obligations under the [***] shall automatically terminate if Agensys fails to maintain the insurance required under Article 22 of this Agreement.

Section 17.8 Effect of Termination of Entire Agreement or Rights to a Particular Product.

17.8.1 Termination of Entire Agreement. Upon termination of this Agreement in its entirety for any reason and except as otherwise set forth in Section 17.9, all rights and licenses granted to a Party hereunder shall immediately terminate and be of no further force and effect and each Party, its Affiliates and Sublicensees will immediately cease all research, development, commercialization and selling of Collaboration Products and Unilateral Products, and all SGI Technology shall revert to SGI and all Agensys Technology shall revert to Agensys, and each Party shall immediately, at its sole cost and expense, return all material tangible manifestations of such intellectual property to the other Party, including, all data, Information and materials.

17.8.2 Termination of Rights with respect to a Unilateral Product. Upon termination of this Agreement with respect to a particular Unilateral Product pursuant to Section 17.2 or 17.3, all rights and licenses granted to a Party hereunder shall immediately terminate and be of no further force and effect with respect to such Unilateral Product and each Party, its Affiliates and Sublicensees will immediately cease all research, development, commercialization and selling of such Unilateral Product, and all SGI Technology shall revert to SGI and all Agensys Technology shall revert to Agensys, as applicable, with respect to such Unilateral Product and each Party shall immediately, at its sole cost and expense, return all material tangible manifestations of such intellectual property to the other Party with respect to such Unilateral Product, including, all data, Information and materials.

Section 17.9 Termination by Agensys.

17.9.1 General. In the event that this Agreement is terminated by Agensys pursuant to [***] or by either Party pursuant to [***], Agensys shall (i) continue to have all Exclusive Licenses then in effect, subject to its continued payment of the applicable fees, milestone payments and royalties with respect thereto as set forth in Article 11, (ii) any Sublicense agreement in effect as of the date of such termination that is not the subject of the material breach shall not terminate but instead, at the election of Agensys in its sole discretion, shall become a direct license between Agensys and the Sublicensee and shall otherwise continue in full force and effect in accordance with its terms, subject to each such Sublicensee signing a written acknowledgement with

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Agensys agreeing to be bound by all of the terms and conditions of this Agreement applicable to such Sublicensee and (iii) Agensys may elect to continue to Develop and Commercialize any Collaboration Product hereunder, subject to its continued payment of the applicable fees, milestone payments and royalties with respect thereto as set forth in Article 11, in which case the license granted under Section 10.1.5 shall survive termination of the Agreement and any such Collaboration Product shall be an Agensys Product hereunder.

17.9.2 Grant Back. Upon any termination by [***] and in the case of any Designated Antigens for which the Option Period has expired, [***]. For the avoidance of doubt: (a) the purpose of this Section 17.9.2 is to allow [***].

Section 17.10 Termination by SGI. In the event that this Agreement is terminated by SGI pursuant to [***] or [***] all licenses granted by SGI to Agensys hereunder, including all Exclusive Licenses, will immediately terminate and (b) any Sublicense agreement in effect as of the date of such termination that is not the subject of the material breach shall not terminate but instead, shall become a direct license between SGI and the Sublicensee and shall otherwise continue in full force and effect in accordance with its terms, subject to each such Sublicensee signing a written acknowledgement with SGI agreeing to be bound by all of the terms and conditions of this Agreement applicable to such Sublicensee and (c) SGI may elect to continue to Develop and Commercialize any Collaboration Product hereunder, subject to its continued payment of the applicable fees, milestone payments and royalties with respect thereto as set forth in Article 11, in which case the license granted under Section 10.2.3 shall survive termination of the Agreement and any such Collaboration Product shall be an SGI Product hereunder.

Section 17.11 Rights and Obligations Not Extinguished. Except where explicitly provided within this Agreement, termination of this Agreement for any reason, or expiration of this Agreement, will not affect any: (a) obligations, including payment of any royalties or other sums which have accrued as of the date of termination or expiration, and (b) rights and obligations which, explicitly survive pursuant to this Article 17, or from the context thereof, are intended to survive termination or expiration of this Agreement, including provisions of Articles 1 (to the extent necessary in interpreting the other provisions which survive hereunder), 13, 14, 15 and 18 through 23 and Sections 5.5, 6.3.2 (to the extent applicable to effectuate the purposes thereof), 7.5, 8.7, 8.10, 8.13, 16.5, 17.8, 17.9, 17.10 and 17.11, and any payment obligations pursuant to Section 4.5 and Articles 11 and 12 incurred prior to termination or incurred as the result of a Party exercising licenses retained by such Party after termination of this Agreement.

Section 17.12 Expiration of Royalty Term. Upon the expiration of the Royalty Term:

17.12.1 SGI shall grant, and shall by this provision be deemed to have granted, to Agensys a royalty-free, perpetual, worldwide, nonexclusive license to use the SGI Technology to make, use, sell, offer for sale and import Agensys Licensed Products and Agensys Products with no further obligation to SGI; and

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17.2.2 Agensys shall grant, and shall by this provision be deemed to have granted, to SGI a royalty-free, perpetual, worldwide, nonexclusive license to use the Agensys Technology to make, use, sell, offer for sale and import SGI Products, with no further obligation to Agensys.

Article 18

INDEMNITY

Section 18.1 Direct Indemnity for Unilateral Products.

18.1.1 Each Party shall defend, indemnify and hold harmless the other Party, its Affiliates and their respective directors, officers, employees and agents (collectively, the “Indemnitees”) from and against all liabilities, losses, damages, and expenses, including reasonable attorneys’ fees and costs, (collectively, the “Liabilities”) resulting from all Third Party claims, suits, actions, or demands (collectively, the “Claims”) that are incurred, relate to or arise out of (a) the material breach of any material provision of this Agreement by the indemnifying Party (or the inaccuracy of any representation or warranty made by such Party in this Agreement), or (b) the gross negligence, recklessness or willful misconduct of the indemnifying Party in connection with the performance of its obligations hereunder.

18.1.2 Agensys shall defend, indemnify and hold harmless SGI Indemnitees from and against all Liabilities resulting from all Claims that are incurred, relate to or arise out of (a) the development, manufacture or commercialization of Agensys Licensed Products or Agensys Products by SGI for Agensys or by Agensys, its Affiliates or Sublicensees, including any failure to test for or provide adequate warnings of adverse side effects, or any manufacturing defect in any Agensys Licensed Product or Agensys Product; (b) any claims of infringement of Third Party rights arising out of the use of Agensys Technology to research, develop, manufacture or commercialize an SGI Product; and (c) any [***], except in each case to the extent such Liabilities resulted from the gross negligence, recklessness or willful misconduct by SGI or the inaccuracy of any representation or warranty made by SGI in this Agreement or from any other action for which SGI must indemnify Agensys under Section 18.1.3.

18.1.3 SGI shall defend, indemnify and hold harmless Agensys Indemnitees from and against all Liabilities resulting from all Claims that are incurred, relate to or arise out of (a) the development, manufacture or commercialization of SGI Products by Agensys for SGI or by SGI, its Affiliates or Sublicensees, including any failure to test for or provide adequate warnings of adverse side effects, or any manufacturing defect in any SGI Product; and (b) any claims of infringement of Third Party rights arising out of the use of SGI Technology to research, develop, manufacture or commercialize an Agensys Licensed Product or Agensys Product, except to the extent such Liabilities resulted from the gross negligence, recklessness or willful misconduct by Agensys or the inaccuracy of any representation or warranty made by Agensys in this Agreement or any other action for which Agensys must indemnify SGI under Section 18.1.2.

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Section 18.2 Collaboration Products.

18.2.1 Each Party hereby agrees to indemnify, defend, and hold harmless the other Party’ Indemnitees from and against any and all Liabilities, incurred as a result of any Claims relating to the manufacture, use, handling, storage, Commercialization or other disposition of any Collaboration Product by the indemnifying Party, its Affiliates, employees, agents or Sublicensees, but only to the extent such Claims result from: (i) the negligence, recklessness or willful misconduct of the indemnifying Party, its Affiliates, employees, agents or sublicensees; or (ii) any breach by the indemnifying Party of any of its representations, warranties, covenants or obligations pursuant to this Agreement; except, in each case, to the comparative extent of any such Claim resulting from the negligence or willful misconduct of the Indemnitees.

18.2.2 Except for those Claims subject to Section 18.2.1, the Parties shall [***] in connection with: (i) any Claim brought against either Party by a Third Party resulting directly or indirectly from the manufacture, use, handling, storage, Commercialization or other disposition of any given Collaboration Product (in same manner as the Parties share Product Profit); and (ii) the defense or settlement of claims of infringement of Third Party patent rights in accordance with the procedures set forth in Section 15.11.

18.2.3 If either Party receives notice of a Claim with respect to any Collaboration Product, such Party shall inform the other Party in writing as soon as reasonably practicable. The Parties shall confer through the JSC how to respond to the Claim and how to handle the Claim in an efficient manner. In the absence of such an agreement, each Party shall have the right to take such action as it deems appropriate, subject to Section 18.3.

Section 18.3 Procedure. If a Party (the “Indemnified Party”) intends to claim indemnification under this Article 18 it will promptly notify the other Party (the “Indemnitor”) in writing of any Claim for which the Indemnified Party intends to claim such indemnification, and the Indemnitor may participate in, and, to the extent the Indemnitor so desires, assume the defense of such Claim with counsel selected by the Indemnitor and reasonably satisfactory to the Indemnified Party; provided, however, that an Indemnified Party will have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnitor, if representation of such Indemnified Party by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other Party represented by such counsel in such proceeding. The obligations of this Article 18 will not apply to amounts paid in settlement of any Claim if such settlement is effected without the consent of the Indemnitor, which consent will not be unreasonably withheld or delayed. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, will relieve the Indemnitor of any obligation to the Indemnitee under this Article 18 to the extent of such prejudice. The Indemnified Party will reasonably cooperate with the Indemnitor and its legal representatives in the investigation of any Claim covered by this Article 18.

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Article 19

FORCE MAJEURE

No Party (or any of its Affiliates) shall be held liable or responsible to the other Party (or any of its Affiliates), or be deemed to have defaulted under or breached the Agreement, for failure or delay by such Party in fulfilling or performing any term of the Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party (or any of its Affiliates), including fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, acts of God, earthquakes, or omissions or delays in acting by any governmental authority (collectively, “Events of Force Majeure”); provided, however, that the affected Party shall exert all reasonable efforts to eliminate, cure or overcome any such Event of Force Majeure and to resume performance of its covenants promptly. Notwithstanding the foregoing, to the extent that an Event of Force Majeure continues for a period in excess of [***], the affected Party shall promptly notify in writing the other Party of such Event of Force Majeure and within [***] of the other Party’s receipt of such notice, the Parties shall negotiate in good faith either (a) a resolution of the Event of Force Majeure, if possible, (b) an extension by mutual agreement of the time period to resolve, eliminate, cure or overcome such Event of Force Majeure, (c) an amendment of this Agreement to the extent reasonably possible, or (d) an early termination of this Agreement.

Article 20

ASSIGNMENT

This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred to any Third Party by either Party without the written consent of the other Party, such consent not to be unreasonably withheld; provided, however, that either Party may, without such consent but with notification, assign this Agreement and its rights and obligations hereunder to any of its Affiliates or in connection with the transfer or sale of all or substantially all of its business, or in the event of its merger or consolidation of such Party (such merger or consolidation shall be hereinafter referred to as a “Change in Control”). Any permitted assignee shall assume all rights and obligations of its assignor under this Agreement; provided, however, that an acquirer of SGI in connection with a Change of Control shall not be obligated, but shall have the right, to disclose or offer to Agensys pursuant to Section 10.4 any Improvements or New Technologies Controlled by such acquirer prior to the Change of Control, or any Improvements or New Technologies Controlled by such acquirer after a Change of Control. Any attempted assignment of this Agreement not in accordance with this Article 20 shall be void and of no effect.

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Article 21

SEVERABILITY

Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the Parties hereto shall substitute, by mutual consent, valid provisions for such invalid provisions, in their economic effect, are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement based on such valid provisions. In case such alternative provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

Article 22

INSURANCE

During the Term and thereafter for the period of time required below, each Party shall maintain an [***]. Commencing not later than [***] prior to the first use in humans of any Collaboration Product, Agensys Licensed Product or Agensys Product utilizing [***] and thereafter for the period of time required below, Agensys shall obtain and maintain on an [***]. Commencing not later than [***] prior to the first use in humans of any Collaboration Product or SGI Product, and thereafter for the period of time required below, SGI shall obtain and maintain on an [***]. All of such insurance coverage shall be maintained with an insurance company or companies having an [***] or better and an aggregate deductible not to [***]. Upon the Effective Date and not later than [***] prior to the [***] of the first Collaboration Product, Agensys Licensed Product, Agensys Product or SGI Product, as the case may be, each Party shall provide to other Party a certificate(s) evidencing all required coverage hereunder. Each Party shall maintain such insurance coverage without interruption during the Term and for a period of at [***] thereafter. Each Party’s insurance shall name the other Party and (if any Collaboration Product, Agensys Licensed Product or Agensys Product utilizes [***]) [***] as additional insureds on the products liability insurance required hereunder and shall state that the other Party shall be provided at least [***] prior written notice of any cancellation or material change in the insurance policy. The cost of insurance required by this Article 22 with respect to Collaboration Products shall be treated as an “other cost” for the purposes of calculating Product Profit.

Article 23

MISCELLANEOUS

Section 23.1 Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing, delivered personally or by facsimile (and promptly confirmed by personal delivery, first class air mail or courier), first class air mail or courier, postage prepaid (where applicable), addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the address or in accordance with this Section 23.1 and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.

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If to SGI:

Seattle Genetics, Inc.

21823 30th Drive S.E.

Bothell, WA 98021

Attention: General Counsel

Telephone: (425) 527-4000

Facsimile: (425) 527-4109

If to Agensys:

Agensys, Inc.

1545 17th Street

Santa Monica, California 90404

Attention: CEO, President

Telephone: (310) 820-8029

Facsimile: (310) 820-8489

Section 23.2 Applicable Law. The Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of law principles thereof that may dictate application of the laws of any other state.

Section 23.3 Dispute Resolution. The Parties agree that if any dispute or disagreement arises between Agensys on the one hand and SGI on the other in respect of this Agreement (other than disputes or disagreements arising in the JSC, which shall be resolved in accordance with Section 4.3.6), they shall follow the following procedure in an attempt to resolve the dispute or disagreement.

23.3.1 The Party claiming that such a dispute exists shall give notice in writing (“Notice of Dispute”) to the other Party of the nature of the dispute;

23.3.2 Within [***] of receipt of a Notice of Dispute, a nominee or nominees of Agensys and a nominee or nominees of SGI shall meet in person and exchange written summaries reflecting, in reasonable detail, the nature and extent of the dispute, and at this meeting they shall use their reasonable endeavors to resolve the dispute.

23.3.3 If, within a further period of [***], the dispute has not been resolved, the [***] shall meet at a mutually agreed upon time and location for the purpose of resolving such dispute.

23.3.4 Except as set forth in Section 23.4 below, if, within a further period of [***], the dispute has not been resolved or if, for any reason, the required meeting has not been held, then the same shall be submitted by the Parties for resolution by binding arbitration before an arbitral body in San Francisco, California in accordance with the then-current commercial arbitration rules

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of the American Arbitration Association (“AAA”) except as otherwise provided herein. The Parties shall choose, by mutual agreement, [***] within [***] of receipt of notice of the intent to arbitrate. If no arbitrator is appointed within the times herein provided or any extension of time that is mutually agreed upon, the AAA shall make such appointment within [***] of such failure. The judgment rendered by the arbitrator shall include costs of arbitration, reasonable attorneys’ fees and reasonable costs for expert and other witnesses. Nothing in this Agreement shall be deemed as preventing either Party from seeking injunctive relief (or any other equitable or provisional remedy). If the issues in dispute involve scientific, technical or commercial matters, any arbitrator chosen hereunder shall have educational training and/or industry experience sufficient to demonstrate a reasonable level of relevant scientific, medical and industry knowledge.

23.3.5 In the event of a dispute regarding any payments owing under this Agreement, all undisputed amounts shall be paid promptly when due and the balance, if any, promptly after resolution of the dispute.

23.3.6 Notwithstanding the foregoing, any disputes relating to inventorship, ownership or the validity, enforceability or scope of any patent, copyright or trademark rights shall be submitted for resolution by a court of competent jurisdiction.

Section 23.4 Short Form Arbitration. Matters relating to JSC deadlocks and expressly identified in this Agreement for resolution using short form arbitration pursuant to this Section 23.4 as well as other matters as the Parties agree in writing shall be subject to resolution under this Section 23.4, shall be finally determined by binding arbitration in accordance with this Section 23.4 by a single arbitrator. In such arbitration, the arbitrator shall be an independent expert relating to the subject matter of such dispute who is mutually acceptable to the Parties. If the Parties are unable to agree on an arbitrator, the arbitrator shall be an independent expert as described in the preceding sentence selected by the AAA. Each Party to the arbitration shall prepare a written proposal setting forth its position with respect to the substance of the dispute. Without delaying the arbitration procedures, for a period not to exceed [***] commencing no later than [***] after the arbitrator has been selected, the Parties shall exchange and discuss the respective written proposal in good faith in an effort to resolve the matter. The arbitrator shall select one of the requested positions as her/his decision, and shall not have authority to render any substantive decision other than to so select the position of one of the Parties. If one Party does not submit to the arbitrator a written proposal setting forth its position within the time period established by the arbitrator therefor, the arbitrator shall select the other Party’s position. The costs of such arbitration shall be shared equally by the Parties, and each Party shall bear its own expenses in connection with the arbitration. The parties shall use good faith efforts to complete arbitration under this Section 23.4 within [***] following a request by any Party for such arbitration. Likewise, the arbitrator shall limit discovery as reasonably practicable to complete the arbitration in the foregoing timeframes. Nothing in this Agreement shall limit the right of either Party to seek to obtain in any court of competent jurisdiction any equitable or interim relief or provisional remedy, including injunctive relief. Seeking or obtaining such equitable or interim relief or provisional remedy in a court shall not be deemed a waiver of this Agreement to arbitrate. For clarity, any such equitable remedies shall be cumulative and not exclusive and are in addition to any other remedies that either Party may have under this Agreement or Applicable Law.

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Section 23.5 Entire Agreement. This Agreement, together with the Non-Disclosure Agreement, contains the entire understanding of the Parties with respect to the specific subject matter hereof. All express or implied agreements and understandings, either oral or written, heretofore made are expressly superseded by this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both Parties hereto.

Section 23.6 Independent Contractors. SGI and Agensys each acknowledge that they shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture, agency or any type of fiduciary relationship. Neither SGI nor Agensys shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other Party, without the prior consent of the other Party to do so.

Section 23.7 Affiliates. Each Party shall cause its respective Affiliates to comply fully with the provisions of this Agreement to the extent such provisions specifically relate to, or are intended to specifically relate to, such Affiliates, as though such Affiliates were expressly named as joint obligors hereunder.

Section 23.8 Waiver. The waiver by either Party hereto of any right hereunder or the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise.

Section 23.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

SEATTLE GENETICS, INC.

By:	/s/ Clay B. Siegall
Name:	Clay B. Siegall
Title:	President & CEO

AGENSYS, INC.

By:	/s/ Donald B. Rice
Name:	Donald B. Rice
Title:	Chairman, President & CEO

SIGNATURE PAGE

SCHEDULE A

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SCHEDULE B

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SCHEDULE C

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SCHEDULE D

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SCHEDULE E

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SCHEDULE F

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SCHEDULE G

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SCHEDULE H

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SCHEDULE I

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